AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 16, 1998

                                                       REGISTRATION NO. 33-44844
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 6

                                       TO

                                    FORM S-6

                   ------------------------------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT

                    OF 1933 OF SECURITIES OF UNIT INVESTMENT

                        TRUSTS REGISTERED ON FORM N-8B-2

                   ------------------------------------------

A. EXACT NAME OF TRUST:

                             DEFINED ASSET FUNDS--

                              EQUITY INVESTOR FUND

                                  INDEX SERIES

                                S&P 500 TRUST 2

                                S&P MIDCAP TRUST

                            (UNIT INVESTMENT TRUSTS)

B. NAMES OF DEPOSITORS:

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                               SMITH BARNEY INC.

                       PRUDENTIAL SECURITIES INCORPORATED

                           DEAN WITTER REYNOLDS INC.

                            PAINEWEBBER INCORPORATED

C. COMPLETE ADDRESSES OF DEPOSITORS' PRINCIPAL EXECUTIVE OFFICES:


 MERRILL LYNCH, PIERCE,
     FENNER & SMITH
      INCORPORATED
   DEFINED ASSET FUNDS
  POST OFFICE BOX 9051
PRINCETON, NJ 08543-9051                              SMITH BARNEY INC.
                                                        388 GREENWICH
                                                     STREET--23RD FLOOR
                                                     NEW YORK, NY 10013



  PRUDENTIAL SECURITIES  PAINEWEBBER INCORPORATED DEAN WITTER REYNOLDS INC.
      INCORPORATED          1285 AVENUE OF THE         TWO WORLD TRADE
   ONE NEW YORK PLAZA            AMERICAS            CENTER--59TH FLOOR
   NEW YORK, NY 10292       NEW YORK, NY 10019       NEW YORK, NY 10048


D. NAMES AND COMPLETE ADDRESSES OF AGENTS FOR SERVICE:


  TERESA KONCICK, ESQ.      LAURIE A. HESSLEIN       DOUGLAS LOWE, ESQ.
      P.O. BOX 9051          388 GREENWICH ST.    DEAN WITTER REYNOLDS INC.
PRINCETON, NJ 08543-9051    NEW YORK, NY 10013         TWO WORLD TRADE
                                                     CENTER--59TH FLOOR
                                                     NEW YORK, NY 10048

                                                         COPIES TO:
   LEE B. SPENCER, JR.       ROBERT E. HOLLEY      PIERRE DE SAINT PHALLE,
   ONE NEW YORK PLAZA        1200 HARBOR BLVD.              ESQ.
  NEW YORK, NY 10292 .      WEEHAWKEN, NJ 07087     450 LEXINGTON AVENUE
                                                     NEW YORK, NY 10017


The issuer has registered an indefinite number of Units under the Securities Act of 1933 pursuant to Rule 24f-2 and filed the Rule 24f-2 Notice for the most recent fiscal year in February, 1998.

Check box if it is proposed that this filing will become effective on April 24, 1998 pursuant to paragraph (b) of Rule 485. / x /

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                   DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


EQUITY INVESTOR FUND          The objective of these Defined Funds is to provide
INDEX SERIES                  investors with the opportunity to purchase Units
S&P 500 TRUST 2               representing proportionate interests in defined
S&P MIDCAP TRUST              portfolios of preselected securities consisting of
(UNIT INVESTMENT              substantially all of the common stocks, in
TRUSTS)                       substantially the same proportions, which comprise
------------------------------the Standard & Poor's 500 Stock Price Composite
-- MONTHLY INCOME             Index or the Standard & Poor's MidCap 400 Index,
-- PROFESSIONAL SELECTION     respectively. The Trusts are designed to produce
-- DIVERSIFICATION            investment results that generally correspond to
-- REINVESTMENT OPTION        the price and yield performance of common stocks
                              represented by these Indices. There is no assurance that these objectives will be met. The
                              Fund is not sponsored by or affiliated with Standard and Poor's Corporation.
                              The value of Units will fluctuate with the value of the Portfolios of underlying Securities and no assurance can be given that dividends will be paid or that the Units will appreciate in value.
                              An investor may invest in Units of one or both
                              Trusts.
                              Minimum purchase: $250.



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
SPONSORS:                      OF THIS DOCUMENT. ANY REPRESENTATION TO THE
Merrill Lynch,                 CONTRARY IS A CRIMINAL OFFENSE.
Pierce, Fenner & Smith         -------------------------------------------------
Incorporated                   INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
Smith Barney Inc.              AND RETAIN IT FOR FUTURE REFERENCE.
Prudential Securities          INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEES AT
Incorporated                   THE TELEPHONE NUMBERS
Dean Witter Reynolds Inc.      LISTED ON THE BACK OF THIS PROSPECTUS.
PaineWebber Incorporated       PROSPECTUS DATED APRIL 24, 1998.

--------------------------------------------------------------------------------

Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defining The Index Series
----------------------------------------------------------------

Indexing is an investment strategy that allows the sponsors to create a portfolio of stocks that is carefully structured to mirror, as closely as possible, the total return of a market index. Investors often compare the performance of their investments to a measure of overall market performance -- an index. Each Trust is designed to offer investors an opportunity, with a single, convenient purchase, to participate in the total return performance of an index broadly representing the market. This diversification reduces the risk of selecting individual stocks or market sectors. Indexing is a strategy that most equity investors can use as part of their overall investment plan, to seek potential growth in otherwise conservative portfolios or to hedge an aggressive strategy.

Investors in the Index Series do not select individual stocks or market sectors. Investors, in effect, buy the major portion of the market represented by an index. The portfolio is broadly diversified. Of course, a Trust may not hold all of the stocks in the related index at all times, but will seek to reflect the performance of that index. The Sponsors expect to have at least 95% of each Trust's assets invested in the common stocks of the related index and to maintain a correlation of .97-.99 between each index and the investment results of the related trust.

The Fund was created on February 19, 1992. The information in this prospectus is as of December 31, 1997, the evaluation date.
----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------

MONTHLY INCOME DISTRIBUTIONS

The Trusts pay monthly income, even though the securities generally pay dividends quarterly. Monthly distributions of dividends are payable on the 25th of the month to holders of record on the 10th day of the month. In order to meet certain tax requirements, a special distribution of income including capital gains, may be paid to holders of record as of a date in December. Any capital gain net income will generally be distributed after the end of each Trust's taxable year.

It is expected that the proceeds of the sale or redemption of securities will not be distributed but will be reinvested in additional securities. To the extent these proceeds are available for distribution, they will be distributed on the next distribution day.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into additional units of a Trust. Reinvesting helps to compound your income for a greater total return.

TAXES

Distributions which are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes and may, subject to certain limitations, be eligible for the 70% dividends-received deduction for certain corporations. (See Taxes in Part B.)

MANDATORY TERMINATION DATE

The Trusts will terminate by February 28, 2017. The final distribution will be made within a reasonable time afterward. A Trust may be terminated earlier if its value is less than 40% of the value of the securities when deposited. On the evaluation date the value of the S&P 500 Trust 2 was 149% of the value of its securities when deposited and the value of the S&P MidCap Trust was 141% of the value of its securities when deposited.

REDEEMING OR SELLING YOUR INVESTMENT

You may sell or redeem your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value. There is no fee for redeeming or selling your units.

----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------

Unit price fluctuates with the value of a portfolio, and the value of the portfolio will be affected by changes in the financial condition of the issuers, general economic conditions, movements in stock prices generally, the impact of the Sponsors' purchase and sale of the securities and other factors. An investment in Units should be made with the understanding that the financial condition of the issuers of the securities may become impaired or that the general condition of the stock market may worsen. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on various unpredictable factors. Further distributions of income on the underlying securities will generally depend upon the declaration of dividends by the issuers, and there can be no assurance that the issuers of securities will pay dividends or that the current level of dividends can be maintained or increased. Therefore, there is no guarantee that the objective of the Trusts will be achieved.

Unlike a mutual fund, the Trusts are not actively managed and the Sponsors receive no management fee. Therefore, the adverse financial condition of an issuer or any market movement in the price of a security will not necessarily require the sale of securities from a Trust or mean that the Sponsors will not continue to purchase the security in order to create additional Units. Although the Trusts are regularly reviewed and evaluated and the Sponsors may instruct the Trustee to sell securities under certain limited circumstances, securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation.

Investors in the S&P MidCap Trust should note that the Trust may not invest more than 5% of its assets in the stock of any issuer that derives more than 15% of its revenues from securities-related activities or invest in a securities-related issuer if its stock is not a marginable security under Regulation T promulgated by the Board of Governors of the Federal Reserve System. The foregoing restrictions are not expected to have a significant effect on the correlation between the S&P MidCap Trust and the S&P MidCap 400 Index. The S&P 500 Trust is not affected by the foregoing restrictions because it is covered by an SEC exemptive order. (See Risk Factors in Part B.)

----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

S&P 500 TRUST 2:

PUBLIC OFFERING PRICE PER 1,000 UNITS                                  $2,300.57
The Public Offering Price as of December 31, 1997, the evaluation date, is based on the aggregate value of the underlying securities ($354,657,439) and any cash held to purchase securities, divided by the number of units outstanding (157,709,471) times 1,000, plus a maximum sales charge of 2.25% (2.302% on the value of the underlying securities). The redemption and secondary market repurchase price as of the evaluation date was $2,248.80 per 1,000 units ($51.77 per 1,000 units less than the Public Offering Price).

S&P MIDCAP TRUST:
PUBLIC OFFERING PRICE PER 1,000 UNITS                                  $1,726.80

The Public Offering Price as of December 31, 1997, the evaluation date, is based on the aggregate value of the underlying securities ($94,091,352) and any cash held to purchase securities, divided by the number of units outstanding (55,743,317) times 1,000, plus a maximum sales charge of 2.25% (2.302% on the value of the underlying securities). The redemption and secondary market repurchase price as of the evaluation date was $1,687.94 per 1,000 units ($38.86 per 1,000 units less than the Public Offering Price).

The Public Offering Prices and the redemption and secondary market repurchase prices on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.

SALES CHARGES

Although each Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay


                                                           As a %
                                                     of Secondary
                                                           Market
                                                           Public
                                                    Offering Price
                                                    -----------------
Maximum Sales Charge                                         2.25%


ESTIMATED ANNUAL OPERATING EXPENSES


                                        S&P 500     S&P MIDCAP
                                        TRUST 2          TRUST
                                     Amount per     Amount per
                                    1,000 Units    1,000 Units
                                    -------------  -------------
Trustee's Fee                         $    0.78      $    0.78
Portfolio Supervision, Bookkeeping
  and Administrative Fees             $    0.39      $    0.39
Other Operating Expenses              $    0.77      $    1.22
                                    -------------  -------------
TOTAL                                 $    1.94      $    2.39

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
INDEX SERIES, S&P MIDCAP TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders
of Defined Asset Funds - Equity Investor Fund,
Index Series, S&P Midcap Trust:

We have audited the accompanying statement of condition of Defined Asset Funds - Equity Investor Fund Index Series, S&P Midcap Trust, including the portfolio, as of December 31, 1997 and the related statements of operations and of changes in net assets for the years ended December 31, 1997, 1996 and 1995. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at December 31, 1997, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Equity Investor Fund Index Series, S&P Midcap Trust at December 31, 1997 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

New York, N.Y.
April 6, 1998

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
 INDEX SERIES, S&P MIDCAP TRUST

 STATEMENT OF CONDITION
 AS OF DECEMBER 31, 1997

 TRUST PROPERTY:
   Investment in marketable securities - at value
     (cost $70,476,872) (Note 1)..................               $97,528,816
   Dividends receivable...........................                    80,813
                                                               ______________

             Total trust property.................                97,609,629

LESS LIABILITIES:
  Advance from trustee............................ $ 3,419,985
  Accrued expenses................................      47,725     3,467,710
                                                  ____________ ______________

 NET ASSETS, REPRESENTED BY:
     55,743,317 units of fractional undivided
     interest outstanding (Note 3)................  94,091,365
   Excess income distributions over net investment
   income.........................................      50,554
                                                  ____________
                                                                 $94,141,919
                                                               ==============

 UNIT VALUE ($94,141,919/55,743,317 units)........                  $1.68885
                                                               ==============


                           See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
 INDEX SERIES, S&P MIDCAP TRUST

 STATEMENTS OF OPERATIONS


                                                    .........Years Ended December 31,.........
                                                          1997          1996          1995
                                                    __________________________________________

 INVESTMENT INCOME:
   Dividend income.................................  $ 1,137,334   $ 1,041,090   $   834,190
   Trustee's fees and expenses.....................     (128,718)      (78,290)      (86,123)
   Sponsors' fees .................................       (2,449)      (21,131)       (8,820)
                                                    __________________________________________

   Net investment income...........................    1,006,167       941,669       739,247
                                                    __________________________________________

 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Realized gain on securities sold or
     redeemed......................................    8,040,846     5,238,839     2,734,923
   Unrealized appreciation of investments..........   13,838,901     4,556,231     7,773,441
                                                    __________________________________________

   Net realized and unrealized gain on
     investments...................................   21,879,747     9,795,070    10,508,364
                                                    __________________________________________

 NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS.................................  $22,885,914   $10,736,739   $11,247,611
                                                    ==========================================


                              See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
 INDEX SERIES, S&P MIDCAP TRUST

 STATEMENTS OF CHANGES IN NET ASSETS

                                                    .........Years Ended December 31,.........
                                                          1997          1996          1995
                                                    __________________________________________
 OPERATIONS:
   Net investment income...........................  $ 1,006,167   $   941,669   $   739,247
   Realized gain on securities sold
      or redeemed..................................    8,040,846     5,238,839     2,734,923
   Unrealized appreciation of investments..........   13,838,901     4,556,231     7,773,441
                                                    __________________________________________

   Net increase in net assets resulting
      from operations..............................   22,885,914    10,736,739    11,247,611
                                                    __________________________________________

 DISTRIBUTIONS TO HOLDERS (Note 2):
   Income..........................................     (946,032)   (1,025,567)     (751,168)
   Principal.......................................   (7,083,369)   (5,092,080)   (1,350,239)
                                                    __________________________________________

   Total distributions.............................   (8,029,401)   (6,117,647)   (2,101,407)
                                                    __________________________________________

 CAPITAL SHARE TRANSACTIONS:
   Issuance of 8,266,165, 9,721,981 and 8,893,945
     additional units, respectively ...............   13,613,877    13,212,226    10,613,011
   Redemptions of 2,071,441, 1,164,262 and 571,894
     units, respectively ..........................   (3,299,904)   (1,514,682)     (742,879)
                                                    __________________________________________

   Net capital share transactions..................   10,313,973    11,697,544     9,870,132
                                                    __________________________________________

 NET INCREASE IN NET ASSETS........................   25,170,486    16,316,636    19,016,336

 NET ASSETS AT BEGINNING OF YEAR...................   68,971,433    52,654,797    33,638,461
                                                    __________________________________________

 NET ASSETS AT END OF YEAR.........................  $94,141,919   $68,971,433   $52,654,797
                                                    ==========================================

 PER UNIT:
   Income distributions during year................       .01796        .02198       $.02019
                                                    ==========================================
   Principal distributions during year.............       .12801        .10691       $.03294
                                                    ==========================================
   Net asset value at end of year..................      1.68885       1.39200      $1.28455
                                                    ==========================================

 TRUST UNITS OUTSTANDING AT END OF YEAR............    55,743,317   49,548,593    40,990,874
                                                    ==========================================

                                     See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
 INDEX SERIES, S&P MIDCAP TRUST

 NOTES TO FINANCIAL STATEMENTS

  1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     (a) Securities are stated at market value; for securities listed on a national securities exchange, value is based on the closing price on such exchange and for securities not so listed, value is based on the current bid price on the over-the-counter market. Realized gains or losses on sales of securities are determined using the first-in, first-out cost method.

     (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

     (c) Dividend income is recorded on the ex-dividend date.


  2. DISTRIBUTIONS

     A distribution of net investment income is made to Holders on the twenty-fifth day of each month. Receipts other than dividends, after deductions for redemptions and applicable expenses, are distributed as explained in "Administration of the Fund" in this Prospectus, Part B.

  3. NET CAPITAL

     Cost of 55,743,317 units at Date of Deposit............  $67,274,171
     Less sales charge......................................    1,416,739
                                                             _______________
     Net amount applicable to Holders.......................   65,857,432
     Redemptions of units - net cost of 4,548,670 units
       redeemed less redemption amounts.....................   (1,327,828)
     Realized gain on securities sold or redeemed...........   17,884,405
     Principal distributions................................  (15,374,588)
     Net unrealized appreciation of investments.............   27,051,944
                                                             _______________

     Net capital applicable to Holders......................  $94,091,365
                                                             ===============

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND INDEX SERIES,
S & P 500 TRUST - 2


PORTFOLIO
AS OF DECEMBER 31, 1997


				             		                                              Percentage
Port-				             		                                               of Total
folio				             		                                               Market
No.	Common Stocks                                           Shares 	     Cost (1)      Value (1) 	Value
___	_____________                                           ______ 	     ________     _________ 	_____

  1    General Electric Company    153,600    $5,064,843                    3.1778%
                                                         $11,270,400
  2    Coca-Cola Company           116,100     3,989,907     7,735,163      2.1810%
  3    Microsoft Corp.              56,600     2,810,819     7,315,550      2.0627%
  4    Exxon Corp.                 115,700     4,435,594     7,079,394      1.9961%
  5    Merck & Co., Inc.            56,200     3,151,920     5,971,250      1.6837%
  6    Royal Dutch Petroleum       100,600     3,180,177     5,451,263      1.5371%
  7    Intel Corp                   76,800     2,283,274     5,395,200      1.5212%
  8    Philip Morris Company       113,800     3,165,658     5,156,563      1.4540%
  9    Procter & Gamble Co.         63,100     2,395,811     5,036,169      1.4200%
  10   IBM                          45,600     2,165,972     4,768,050      1.3444%
  11   A T & T Corp.                76,200     2,890,549     4,667,250      1.3160%
  12   Pfizer, Inc.                 60,700     1,726,297     4,525,944      1.2761%
  13   Bristol-Myers Squibb         46,700     1,889,721     4,418,988      1.2460%
  14   Wal-Mart Stores, Inc.       105,800     2,797,204     4,172,487      1.1765%
  15   Johnson & Johnson            63,100     2,353,839     4,156,713      1.1720%
  16   Lilly (Eli) & Co.            52,100     1,273,347     3,627,463      1.0228%
  17   American Int'l Group         32,925     1,734,640     3,580,594      1.0096%
      Inc.
  18   Bell Atlantic Corp           36,444     2,146,458     3,316,404      0.9351%
  19   Du Pont (E.I) De Nemours     53,100     1,868,092     3,189,319      0.8993%
  20   SBC Communications, Inc.     42,997     2,153,208     3,149,530      0.8880%
  21   The Walt Disney Co.          31,700     1,857,431     3,140,281      0.8854%
  22   Hewlett-Packard Co.          48,800     1,724,919     3,050,000      0.8600%
  23   Travelers Group Inc.         53,791     1,062,344     2,898,018      0.8171%
  24   Federal Nat'l Mortg          49,800     1,324,217     2,841,713      0.8013%
      Assn.
  25   Ford Motor Company           56,300     1,692,977     2,741,106      0.7729%
  26   Citicorp                     21,400     1,390,618     2,705,763      0.7629%
  27   Mobil Corp.                  36,800     1,740,676     2,656,500      0.7490%
  28   Gillette Company             26,300     1,423,143     2,641,506      0.7448%
  29   Cisco Systems Inc.           47,200     1,259,657     2,631,400      0.7420%
  30   Bellsouth Corp.              46,500     1,589,383     2,618,531      0.7383%
  31   Pepsico, Inc.                71,200     1,660,978     2,594,350      0.7315%
  32   Lucent Technologies          30,110     1,495,720     2,405,036      0.6781%
  33   Bankamerica Corp.            32,580     1,062,713     2,378,340      0.6706%
  34   Chevron Corp.                30,800     1,547,009     2,371,600      0.6687%
  35   Abbott Laboratories          35,900    $1,382,116   $ 2,353,694      0.6637%
  36   GTE Corp                     44,900     1,736,152     2,346,025      0.6615%
  37   AmericaHome Product          30,500     1,398,447     2,333,250      0.6579%
  38   Boeing Co.                   46,912     1,443,136     2,295,756      0.6473%
  39   Chase Manhattan (New)        19,760     1,126,139     2,163,720      0.6101%
  40   Schering-Plough              34,400       836,899     2,137,100      0.6026%
  41   Ameritech Corp.              25,700     1,230,293     2,068,850      0.5833%
  42   Nationsbank Corp.            33,382     1,167,028     2,030,043      0.5724%
  43   Home Depot Inc.              34,300     1,075,088     2,019,413      0.5694%
  44   General Motors Corp.         33,200     1,603,931     2,012,750      0.5675%
  45   Compaq Computer Corp.        35,500       812,050     2,003,531      0.5649%
  46   Amoco Corp.                  22,900     1,488,262     1,949,363      0.5496%
  47   American Express Company     21,800       865,651     1,945,650      0.5486%
  48   Unilever N.V                 30,000       998,411     1,873,125      0.5282%
  49   Schlumberger, Ltd.           23,200       876,950     1,867,600      0.5266%
  50   Allstate Corp                20,084       731,389     1,825,134      0.5146%
  51   Morgan Stanley Dean          27,782       940,911     1,642,611      0.4632%
      Witter
  52   Time Warner, Inc.            26,300     1,042,434     1,630,600      0.4598%
  53   Motorola, Inc.               28,000     1,432,987     1,597,750      0.4505%
  54   Warner-Lambert Company       12,800       647,981     1,587,200      0.4475%
  55   Minnesota Mining & Mfg.      19,200     1,159,310     1,575,600      0.4443%
  56   Mcdonald's Corp.             32,300     1,176,607     1,542,325      0.4349%
  57   First Union Corp.            29,500       952,337     1,511,875      0.4263%
  58   Banc One Corp.               27,544     1,073,336     1,495,984      0.4218%
  59   MCI Communications           32,700       831,702     1,399,969      0.3947%
  60   Texaco, Inc.                 25,700       993,650     1,397,438      0.3940%
  61   Wells Fargo & Co.             4,100       982,905     1,391,694      0.3924%
  62   Norwest Corp.                35,500       583,283     1,371,188      0.3866%
  63   Federal Home Loan            32,600       597,401     1,367,163      0.3855%
  64   Computer Associates          25,662       533,555     1,356,878      0.3826%
  65   Kimberly-Clark Corp.         26,120       826,991     1,288,043      0.3632%
  66   U. S. Bancorp                11,500       841,398     1,287,281      0.3630%
  67   Dell Computer Corp.          15,300       339,417     1,285,200      0.3624%
  68   Worldcom Inc.                42,400     1,078,315     1,282,600      0.3616%
  69   Cendant Corporation          37,148                  $1,276,971      0.3601%
                                           $   895,725
  70   Sara Lee Corp.               22,500       686,121     1,267,031      0.3573%
  71   Campbell Soup Company        21,500       610,862     1,249,688      0.3524%
  72   Atlantic Richfield           15,100       884,858     1,209,888      0.3411%
  73   Sprint Corp.                 20,200       752,922     1,184,225      0.3339%
  74   Emerson Electric Co.         20,800       764,902     1,173,900      0.3310%
  75   Monsanto Co.                 27,800       578,267     1,167,600      0.3292%
  76   Medtronic, Inc.              22,000       472,021     1,150,875      0.3245%
  77   First Chicago NBD Co.        13,687       523,442     1,142,865      0.3222%
  78   Merrill Lynch & Company      15,600       431,176     1,137,825      0.3208%
  79   Xerox Corp.                  15,300       633,163     1,129,331      0.3184%
  80   Tyco International           25,000       649,031     1,126,563      0.3176%
  81   Northern Telecom, Ltd.       12,300       573,603     1,094,700      0.3087%
  82   Chrysler Corp.               31,100       814,106     1,094,331      0.3086%
  83   Dow Chemical                 10,700       743,054     1,086,050      0.3062%
  84   Alliedsignal Inc.            26,500       613,043     1,031,844      0.2909%
  85   Oracle Corporation           46,012       745,926     1,026,643      0.2895%
  86   US West Communication        22,700       645,316     1,024,337      0.2888%
  87   Bank of New York Co.         17,700       412,906     1,023,281      0.2885%
  88   Colgate-Palmolive            13,900       506,526     1,021,650      0.2881%
      Company
  89   Anheuser-Busch               23,000       717,953     1,012,000      0.2853%
  90   Airtouch Communication       23,700       459,196       985,031      0.2777%
  91   CBS Corp                     33,000       624,636       971,438      0.2739%
  92   Kellogg Company              19,300       645,053       957,763      0.2701%
  93   J.P. Morgan & Company         8,300       648,994       936,863      0.2642%
  94   Duke Energy                  16,900       757,368       935,838      0.2639%
  95   Eastman Kodak Co.            15,200       877,182       924,350      0.2606%
  96   Columbia HCA Healthcare      30,538       951,122       904,688      0.2551%
      Corp.
  97   Lockheed Martin Corp.         9,145       563,413       900,783      0.2540%
  98   Fleet Financial Group        11,700       498,801       876,769      0.2472%
  99   Heinz (H.J.) Company         17,250       529,842       876,516      0.2471%
 100   Pharmacia & Upjohn, Inc.     23,750       791,296       869,844      0.2453%
 101   Caterpillar Inc.             17,600       469,423       854,700      0.2410%
 102   Automatic Data               13,700       459,874       840,838      0.2371%
      Processing
 103   Southern Company             32,400             $                    0.2364%
                                               693,111   $   838,350
 104   Sears, Roebuck & Co.         18,400       606,775       832,600      0.2348%
 105   Texas Instruments, Inc.      18,300       462,801       823,500      0.2322%
 106   Gannett Co                   13,300       415,040       822,106      0.2318%
 107   PNC Bank Corp                14,400       455,641       821,700      0.2317%
 108   US West Media Group          28,400       511,334       820,050      0.2312%
 109   Raytheon Co.-CL. B           15,900       662,658       802,950      0.2264%
 110   United Technologies          11,000       486,713       800,938      0.2258%
 111   General Re Corp.              3,700       524,714       784,400      0.2212%
 112   Wachovia Corp.                9,600       484,511       778,800      0.2196%
 113   Washington Mutual, Inc.      12,100       771,747       772,131      0.2177%
 114   Corestates Financial          9,300       396,878       744,581      0.2099%
 115   CPC International             6,800       442,021       732,700      0.2066%
 116   Keycorp                      10,300       373,053       729,369      0.2057%
 117   Mellon Bank Corp.            12,000       305,086       727,500      0.2051%
 118   Conagra Inc.                 22,100       415,218       725,156      0.2045%
 119   Walgreen Co.                 23,100       323,139       724,762      0.2044%
 120   Union Pacific Corp.          11,600       529,966       724,275      0.2042%
 121   Suntrust Banks Inc.          10,000       316,376       713,750      0.2013%
 122   Penney (J.C) Co., Inc.       11,700       545,241       705,656      0.1990%
 123   Illinois Tool Works          11,700       327,174       703,463      0.1983%
 124   Sun Microsystems, Inc.       17,600       309,250       701,800      0.1979%
 125   Dayton-Hudson Corp.          10,200       291,519       688,500      0.1941%
 126   Deere & Co.                  11,800       351,020       688,088      0.1940%
 127   Viacom, Inc. Class B         16,600       670,941       687,863      0.1940%
 128   Burlington Northern           7,300       537,271       678,444      0.1913%
 129   Amgen, Inc.                  12,400       522,456       671,150      0.1892%
 130   GAP, Inc.                    18,850       280,254       667,997      0.1883%
 131   Tele-Communications Inc.     23,800       384,670       664,913      0.1875%
 132   National City Corp.          10,100       354,324       664,075      0.1872%
 133   Baxter International         13,100       419,831       660,731      0.1863%
 134   Barnett Banks of Florida      9,100       288,509       654,063      0.1844%
 135   MBNA Corporation             23,455       245,149       640,615      0.1806%
 136   EMC Corp/Mass                23,300       287,000       639,294      0.1803%
 137   Halliburton Co.              12,300                           $      0.1801%
                                           $   296,229       638,831
 138   BankBoston Corporation        6,800       331,203       638,775      0.1801%
 139   Household International       5,000       298,221       637,813      0.1798%
 140   PG&E Corporation             20,500       574,900       623,969      0.1759%
 141   Enron Corp.                  14,900       517,321       619,281      0.1746%
 142   American General Corp.       11,400       412,278       616,313      0.1738%
 143   Chubb Corp.                   8,100       370,606       612,563      0.1727%
 144   International Paper          14,200       546,850       612,375      0.1727%
 145   Pitney-Bowes, Inc.            6,800       308,073       611,575      0.1724%
 146   Cigna Corp.                   3,500       321,881       605,719      0.1708%
 147   Phillips Petroleum           12,300       414,915       598,088      0.1686%
      Corporation
 148   Marsh & Mclennan Company      8,000       399,056       596,500      0.1682%
 149   Fifth Third Bancorp           7,250       285,133       592,688      0.1671%
 150   Waste Management, Inc.       21,400       682,087       588,500      0.1659%
 151   First Data Corp.             20,000       668,078       585,000      0.1649%
 152   May Department Stores        10,900       430,078       574,294      0.1619%
 153   Loews Corp                    5,400       383,225       573,075      0.1616%
 154   Aluminum Co. of America       8,100       396,044       570,038      0.1607%
 155   Archer-Daniels-Midland       26,171       401,245       567,584      0.1600%
 156   3Com Corp.                   16,200       786,666       565,988      0.1596%
 157   AMR Corp.                     4,300       339,876       552,550      0.1558%
 158   CSX Corp.                    10,200       422,708       550,800      0.1553%
 159   Norfolk Southern             17,700       436,366       545,381      0.1538%
      Corporation
 160   Albertson's, Inc.            11,500       351,887       544,813      0.1536%
 161   Seagram Company, Ltd.        16,700       540,931       539,619      0.1522%
 162   General Mills, Inc.           7,500       456,325       537,188      0.1515%
 163   Nike, Inc. Class B           13,600       432,853       533,800      0.1505%
 164   Charles Schwab Corp          12,400       331,635       520,025      0.1466%
 165   CVS Corp.                     8,100       337,231       518,906      0.1463%
 166   Bankers Trust New York        4,600       374,368       517,213      0.1458%
 167   Applied Materials Inc.       17,100       321,555       515,138      0.1452%
 168   Hartford Financial            5,500       255,511       514,594      0.1451%
      Services
 169   Comcast Corp. Special        16,300       310,994       514,469      0.1451%
 170   Healthsouth Corp             18,500       396,280       513,375      0.1448%
 171   Rockwell International        9,800                           $      0.1444%
                                           $   380,613       512,050
 172   Mattel, Inc.                 13,597       287,911       506,488      0.1428%
 173   FPL Group, Inc.               8,500       345,511       503,094      0.1419%
 174   Aetna Inc.                    7,000       461,619       493,938      0.1393%
 175   Edison International         17,800       344,173       483,938      0.1365%
 176   Textron, Inc.                 7,700       254,794       481,250      0.1357%
 177   PPG Industries, Inc.          8,400       356,064       479,850      0.1353%
 178   Texas Utilities Company      11,500       450,394       477,969      0.1348%
 179   Tenet Healthcare Corp.       14,300       293,019       473,688      0.1336%
 180   Occidental Petroleum         15,900       347,826       466,069      0.1314%
 181   Ralston-Ralston Purina        5,000       283,619       464,688      0.1310%
 182   Goodyear Tire & Rubb          7,300       325,511       464,463      0.1310%
 183   Weyerhaeuser Co.              9,400       409,124       461,188      0.1300%
 184   Aon Corp.                     7,850       298,220       460,206      0.1298%
 185   American Electric Power       8,900       330,833       459,463      0.1296%
 186   ITT Corporation (New)         5,500       281,036       455,813      0.1285%
 187   USX-Marathon Group           13,500       277,967       455,625      0.1285%
 188   HBO & Co.                     9,400       434,381       451,200      0.1272%
 189   Consolidated Edison          11,000       336,025       451,000      0.1272%
 190   Tellabs Inc.                  8,500       241,431       449,438      0.1267%
 191   Costco Companies, Inc.       10,004       201,047       446,429      0.1259%
 192   Unocal Corp.                 11,500       345,279       446,344      0.1259%
 193   Comerica Inc.                 4,900       219,714       442,225      0.1247%
 194   Kroger Company               11,900       181,706       439,556      0.1239%
 195   Wrigley (WM.) JR Co.          5,500       263,796       437,594      0.1234%
 196   United Healthcare Co.         8,800       428,890       437,250      0.1233%
 197   State Street Corp.            7,500       404,275       436,406      0.1231%
 198   Service Corp.                11,800       239,495       435,863      0.1229%
      International
 199   Guidant Corp.                 7,000       211,283       435,750      0.1229%
 200   Amp Inc.                     10,300       374,905       432,600      0.1220%
 201   Williams Companies           15,000       201,151       425,625      0.1200%
 202   Federated Dept. Stores        9,800       297,594       422,013      0.1190%
 203   Toys R US, Inc. (Holdg)      13,400       417,706       421,263      0.1188%
      Corp.)
 204   Air Products & Chemical       5,100       273,980       419,475      0.1183%
 205   Boston Scientific Co.         9,100             $                    0.1177%
                                               349,609   $   417,463
 206   Delta Airlines, Inc.          3,500       270,494       416,500      0.1174%
 207   Marriott International        6,000       229,513       415,500      0.1172%
 208   Hershey Foods Corp.           6,700       204,335       414,981      0.1170%
 209   Honeywell Inc.                6,000       277,774       411,000      0.1159%
 210   BB&T Corp.                    6,400       404,264       410,000      0.1156%
 211   Progressive Corp.             3,400       368,983       407,575      0.1149%
 212   Corning Inc.                 10,800       329,336       400,950      0.1131%
 213   Conseco Inc.                  8,800       330,441       399,850      0.1127%
 214   Masco Corp.                   7,700       233,971       391,738      0.1105%
 215   Sunamerica Inc.               9,150       352,580       391,163      0.1103%
 216   Lowe's Companies, Inc.        8,200       234,232       391,038      0.1103%
 217   Clorox Co.                    4,900       185,616       387,406      0.1092%
 218   Cardinal Health, Inc.         5,100       294,668       383,138      0.1080%
 219   Avon Products, Inc.           6,200       225,574       380,525      0.1073%
 220   Pacificorp                   13,900       281,893       379,644      0.1070%
 221   Dover Corp.                  10,400       182,698       375,700      0.1059%
 222   Lincoln National Corp.        4,800       207,871       375,000      0.1057%
 223   Fort James Corp.              9,800       339,232       374,850      0.1057%
 224   Dominion Resources            8,800       345,340       374,550      0.1056%
 225   Sysco Corp.                   8,200       235,711       373,613      0.1053%
 226   Burlington Resources          8,300       375,557       371,944      0.1049%
 227   Cincinnati Financial          2,600       349,375       365,950      0.1032%
 228   Clear Channel Comm.           4,600       310,393       365,413      0.1030%
 229   Tribune Company               5,800       179,915       361,050      0.1018%
 230   MGIC Investment Group         5,400       181,133       359,100      0.1013%
 231   Alltel Corp.                  8,700       263,666       357,244      0.1007%
 232   Northrop Grumman Corp.        3,100       217,149       356,500      0.1005%
 233   Houston Industries           13,300       293,846       354,944      0.1001%
 234   Unum Corp.                    6,500       192,529       353,438      0.0997%
 235   Hilton Hotels Corp.          11,700       207,354       348,075      0.0981%
 236   Mcgraw-Hill Companies         4,700       196,289       347,800      0.0981%
 237   Rite Aid Corp.                5,900       196,058       346,256      0.0976%
 238   Baker Hughes, Inc.            7,900       222,239       344,638      0.0972%
 239   Entergy Corp.                11,500                           $      0.0971%
                                           $   333,517       344,281
 240   Browning-Ferris               9,300       275,603       344,100      0.0970%
      Industries
 241   Dresser Industries Inc.       8,200       205,618       343,888      0.0970%
 242   Cognizant Corp.               7,700       244,629       343,131      0.0968%
 243   Quaker Oats Company           6,500       225,553       342,875      0.0967%
 244   Public Service               10,800       312,088       342,225      0.0965%
      Entertainment
 245   Praxair, Inc.                 7,400       206,666       333,000      0.0939%
 246   Pioneer Hi-Bred Int'l.        3,100       156,241       332,475      0.0937%
 247   Federal Express Corp          5,400       187,878       329,738      0.0930%
 248   Barrick Gold Corp.           17,400       463,156       324,075      0.0914%
 249   Limited, Inc.                12,700       261,554       323,850      0.0913%
 250   Omnicom Group                 7,600       299,678       322,050      0.0908%
 251   Safeco Corp.                  6,600       224,031       321,750      0.0907%
 252   Eaton Corp.                   3,600       208,803       321,300      0.0906%
 253   Huntington Bancshare          8,900       303,750       320,400      0.0903%
 254   St. Paul Companies            3,900       201,560       320,044      0.0902%
 255   Transamerica Corp.            3,000       194,375       319,500      0.0901%
 256   Newell Company                7,500       186,841       318,750      0.0899%
 257   UST, Inc.                     8,600       265,268       317,662      0.0896%
 258   Tenneco, Inc.                 8,000       325,590       316,000      0.0891%
 259   Thermo Electron Corp          7,100       275,074       315,950      0.0891%
 260   Ingersoll-Rand Company        7,750       201,585       313,875      0.0885%
 261   Firstenergy Corp.            10,800       253,819       313,200      0.0883%
 262   Unicom Corporation           10,100       281,180       310,575      0.0876%
 263   Coastal Corp.                 5,000       176,244       309,688      0.0873%
 264   TRW, Inc.                     5,800       219,453       309,575      0.0873%
 265   Winn-Dixie Stores, Inc.       7,000       215,746       305,813      0.0862%
 266   Carolina Power &              7,100       221,345       301,306      0.0850%
      Lighting
 267   Ahmanson (H.F.) & Co.         4,500       106,025       301,219      0.0849%
 268   Crown Cork & Seal Co.         6,000       261,477       300,750      0.0848%
 269   Computer Sciences Co          3,600       204,991       300,600      0.0848%
 270   New York Times Company        4,500       135,111       297,563      0.0839%
 271   Republic New York             2,600       172,236       296,888      0.0837%
 272   Fortune Brands, Inc.          8,000       214,010       296,500      0.0836%
 273   Interpublic Group Cos         5,900                                  0.0829%
                                           $   164,066   $   293,894
 274   Alcan Aluminum, Ltd.         10,600       285,449       292,825      0.0826%
 275   Union Pacific Resource       11,838       298,563       287,072      0.0809%
 276   Genuine Parts Company         8,425       220,748       285,923      0.0806%
 277   Becton Dickinson &            5,700       174,969       285,000      0.0804%
      Company
 278   Cinergy Corp.                 7,427       181,987       284,547      0.0802%
 279   Parametric Technology         6,000       256,292       284,250      0.0801%
 280   W.R Grace & Co.               3,500       117,920       281,531      0.0794%
 281   MBIA                          4,200       215,486       280,613      0.0791%
 282   Cooper Industries, Inc.       5,700       250,066       279,300      0.0788%
 283   Rohm & Haas Co.               2,900       181,145       277,675      0.0783%
 284   Times Mirror Co. Cl. A        4,500       138,826       276,750      0.0780%
 285   Torchmark Corp.               6,500       158,918       273,406      0.0771%
 286   Consolidated Natural Gas      4,500       202,704       272,250      0.0768%
      Co.
 287   V F Corp.                     5,900       169,729       271,031      0.0764%
 288   US Airways group NC           4,300       103,071       268,750      0.0758%
 289   Synovus Financial Co.         8,200       268,960       268,550      0.0757%
 290   Central & Southwest           9,900       266,751       267,919      0.0755%
      Corp.
 291   Golden West Financial         2,700       148,129       264,094      0.0745%
 292   Kmart Corp.                  22,800       356,311       263,625      0.0743%
 293   Jefferson-Pilot Corp.         3,375       161,816       262,828      0.0741%
 294   Digital Equipment             7,100       309,418       262,700      0.0741%
 295   Int'l Flavors &               5,100       220,970       262,650      0.0741%
      Fragrance
 296   TJX Companies, Inc.           7,600       109,234       261,250      0.0737%
 297   Georgia-Pacific Corp.         4,300       308,121       261,225      0.0737%
 298   American Stores Co.          12,700       179,886       261,144      0.0736%
 299   General Dynamics Corp.        3,000       169,518       259,313      0.0731%
 300   Micron Technology, Inc.       9,900       312,078       257,400      0.0726%
 301   Donnelley (R.R.) & Sons       6,800       223,988       253,300      0.0714%
 302   Bay Networks Inc.             9,900       390,575       253,069      0.0714%
 303   Southwest Airlines           10,250       181,152       252,406      0.0712%
 304   Peco Energy Co.              10,400       277,218       252,200      0.0711%
 305   Equifax, Inc.                 7,100       228,014       251,606      0.0709%
 306   Owen-Illinois Inc.            6,600       233,655       250,388      0.0706%
 307   Union Carbide Corp.           5,800                                  0.0702%
                                           $   183,927   $   249,038
 308   Dun & Bradstreet Corp.        8,000       178,067       247,500      0.0698%
 309   Dow Jones & Co.               4,500       158,494       241,594      0.0681%
 310   Parker-Hannifin Corp          5,250       111,403       240,844      0.0679%
 311   Amerada Hess Corp.            4,300       220,519       235,963      0.0665%
 312   GPU Inc.                      5,600       175,368       235,900      0.0665%
 313   DTE Holdings Inc. Co.         6,800       215,678       235,875      0.0665%
 314   Baltimore Gas & Elec          6,900       175,121       235,031      0.0663%
 315   Dana Corp.                    4,900       136,045       232,750      0.0656%
 316   Hercules, Inc.                4,600       188,487       230,288      0.0649%
 317   Sherwin-Williams Co.          8,100       153,026       224,775      0.0634%
 318   Grainger (W.W), Inc.          2,300       155,465       223,531      0.0630%
 319   Eastman Chemical Company      3,725       212,596       221,870      0.0626%
 320   Block H&R, Inc.               4,900       178,114       219,581      0.0619%
 321   Seagate Technology Inc.      11,400       354,134       219,450      0.0619%
 322   Nordstrom, Inc.               3,600       140,938       217,350      0.0613%
 323   Newmont Mining Corp.          7,347       305,981       215,818      0.0609%
 324   Avery Dennison Corp.          4,800       102,935       214,800      0.0606%
 325   Countrywide Cr Inds           5,000       166,388       214,375      0.0604%
 326   Morton Int'l, Inc.            6,200       135,366       213,125      0.0601%
 327   Allegheny Teledyne Inc.       8,227       143,292       212,874      0.0600%
 328   Case Corp.                    3,500       168,438       211,531      0.0596%
 329   Reynolds Metals Co.           3,500       201,113       210,000      0.0592%
 330   Laidlaw Inc.                 15,400       157,958       209,825      0.0592%
 331   Tricon Global                 7,180       135,065       208,669      0.0588%
      Restaurants
 332   Knight-Rider, Inc.            4,000       129,518       208,000      0.0586%
 333   Beneficial Corp.              2,500       112,890       207,813      0.0586%
 334   Union Electric Co.            4,800       181,078       207,600      0.0585%
 335   Autozone Inc.                 7,100       188,430       205,900      0.0581%
 336   Columbia Gas System           2,600        98,414       204,263      0.0576%
 337   Champion International        4,500       180,044       203,906      0.0575%
 338   Northern States Power         3,500       162,417       203,875      0.0575%
 339   Providian Financial           4,400        89,649       198,825      0.0561%
 340   Stanley Works                 4,200       104,324       198,188      0.0559%
 341   Nucor Corp.                   4,100                                  0.0559%
                                           $   198,363   $   198,081
 342   National Semiconductor        7,600       151,705       197,125      0.0556%
      Corp.
 343   Paccar, Inc.                  3,680       102,277       193,200      0.0545%
 344   Tandy Corp.                   5,000       106,000       192,813      0.0544%
 345   Whirlpool Corp.               3,500       179,629       192,500      0.0543%
 346   Western Atlas, Inc.           2,600       107,827       192,400      0.0542%
 347   Mirage Resorts Inc.           8,400       216,976       191,100      0.0539%
 348   Hasbro Inc                    5,975       132,075       188,213      0.0531%
 349   Ashland Inc.                  3,500       125,344       187,906      0.0530%
 350   Sigma-Aldrich                 4,700       105,908       186,825      0.0527%
 351   Johnson Controls              3,900       123,800       186,225      0.0525%
 352   Frontier Corp.                7,700       172,610       185,281      0.0522%
 353   P P & L Resources Inc.        7,700       186,479       184,319      0.0520%
 354   Dillards, Inc.                5,200       184,774       183,300      0.0517%
 355   Sonat, Inc.                   4,000       138,570       183,000      0.0516%
 356   Harcourt General, Inc.        3,300       128,540       180,675      0.0509%
 357   Union Camp Corp.              3,300       163,703       177,169      0.0500%
 358   Brown-Forman Corp.            3,200       112,783       176,800      0.0499%
 359   Raychem Corp.                 4,100       119,384       176,556      0.0498%
 360   Rubbermaid, Inc.              7,000       205,888       175,000      0.0493%
 361   Ikon Office Solutions         6,200       189,360       174,375      0.0492%
 362   Phelps Dodge Corp.            2,800       169,340       174,300      0.0491%
 363   ITT Industries                5,500       110,863       172,563      0.0487%
 364   Black & Decker Corp.          4,400       130,895       171,875      0.0485%
 365   Maytag Corp.                  4,600        82,668       171,638      0.0484%
 366   Anadarko Petroleum Corp.      2,800       187,615       169,925      0.0479%
 367   Harris Corp.                  3,700       105,249       169,738      0.0479%
 368   Williamette Industries        5,200       172,188       167,375      0.0472%
 369   Ecolab Inc.                   3,000        81,813       166,316      0.0469%
 370   Greentree Financial           6,300       214,753       164,981      0.0465%
 371   Ceridian Corp.                3,600       129,118       164,925      0.0465%
 372   Circuit City Group            4,600       123,420       163,588      0.0461%
 373   Humana Inc.                   7,700       196,923       159,775      0.0451%
 374   Kla-Tencor Corporation        3,900       270,625       150,638      0.0425%
 375   Westvaco Corp.                4,750             $             $      0.0421%
                                               130,713       149,328
 376   Perkin-Elmer Corp.            2,100        98,016       149,231      0.0421%
 377   Wendy's International         6,200       111,991       149,187      0.0421%
 378   Apache Corp.                  4,200       147,716       147,263      0.0415%
 379   Pennzoil Co.                  2,200       112,048       146,988      0.0414%
 380   Pacific Enterprises           3,900        95,895       146,738      0.0414%
 381   Freeport Mcmoran Copper       9,300       253,513       146,475      0.0413%
 382   Fluor Corporation             3,900       212,233       145,763      0.0411%
 383   Sun Company Inc.              3,400        94,826       143,013      0.0403%
 384   Placer Dome, Inc.            11,200       226,708       142,100      0.0401%
 385   Armstrong World Ind.          1,900       107,145       142,025      0.0400%
 386   Temple-Inland, Inc.           2,700       136,191       141,244      0.0398%
 387   Goodrich (B.F.) Company       3,400       113,056       140,888      0.0397%
 388   Adobe Systems, Inc.           3,400       151,844       140,250      0.0395%
 389   Brunswick Corp.               4,600        94,055       139,438      0.0393%
 390   Kerr-Mcgee Corp.              2,200       124,148       139,288      0.0393%
 391   Liz Claiborne, Inc.           3,300       110,276       137,981      0.0389%
 392   Mead Corporation              4,900       120,488       137,200      0.0387%
 393   American Greetings            3,500        95,363       136,938      0.0386%
      Company
 394   Deluxe Corp.                  3,900       140,556       134,550      0.0379%
 395   Biomet, Inc.                  5,200        84,123       133,250      0.0376%
 396   Inco, Ltd                     7,800       235,396       132,600      0.0374%
 397   DSC Communications            5,500       140,105       132,000      0.0372%
 398   St. Jude Medical, Inc.        4,300       139,119       131,150      0.0370%
 399   LSI Logic Corp                6,600       218,693       130,350      0.0368%
 400   Mallinckrodt Group Inc.       3,400       121,808       129,200      0.0364%
 401   Woolworth Corp.               6,300       135,384       128,362      0.0362%
 402   Alza Corp Company             4,000       121,286       127,250      0.0359%
 403   Great Lakes Chemical          2,800       183,440       125,650      0.0354%
 404   USX-U.S Steel Group           4,000       130,969       125,000      0.0352%
 405   Oryx Energy Co.               4,900        88,576       124,950      0.0352%
 406   Snap-On, Inc.                 2,850        79,112       124,331      0.0351%
 407   Nextlevel Systems Inc.        6,900       127,126       123,338      0.0348%
 408   Thomas & Betts Corp.          2,600       102,766       122,850      0.0346%
 409   Pall Corp.                    5,933                           $      0.0346%
                                           $   132,753       122,739
 410   Nalco Chemical Co.            3,100       105,480       122,644      0.0346%
 411   Whitman Corp.                 4,700        87,998       122,494      0.0345%
 412   Novell, Inc                  16,300       304,603       122,250      0.0345%
 413   Rowan Companies, Inc.         4,000        47,688       122,000      0.0344%
 414   Advanced Micro Devices        6,600       154,861       118,388      0.0334%
 415   Ryder System, Inc.            3,600        89,848       117,900      0.0332%
 416   Supervalu, Inc.               2,800        88,371       117,250      0.0331%
 417   Engelhard Corp.               6,700       129,547       116,413      0.0328%
 418   USF&G Corp.                   5,200        82,233       114,725      0.0323%
 419   FMC Corp                      1,700       116,673       114,431      0.0323%
 420   Unisys Corp.                  8,200        74,848       113,775      0.0321%
 421   Cabletron Systems             7,400       228,554       111,000      0.0313%
 422   Bemis, Inc.                   2,500        70,345       110,156      0.0311%
 423   Silicon Graphics, Inc         8,800       258,090       109,450      0.0309%
 424   Raytheon Co. - CL. A          2,175             -       107,233      0.0302%
 425   Cummins Engine Co.            1,800        75,034       106,313      0.0300%
 426   US Surgical Corp.             3,600       131,180       105,525      0.0298%
 427   Echlin Inc.                   2,900        88,026       104,944      0.0296%
 428   National SVC Industries       2,100        62,380       104,081      0.0293%
 429   Mercantile Stores             1,700        76,098       103,488      0.0292%
      Company
 430   Manor Care, Inc.              2,950        55,535       103,250      0.0291%
 431   Bausch & Lomb, Inc.           2,600       114,416       103,025      0.0290%
 432   Polaroid Corp.                2,100        77,968       102,244      0.0288%
 433   Andrew Corp.                  4,230        92,794       101,520      0.0286%
 434   General Signal Corp.          2,400        83,875       101,250      0.0285%
 435   Allergan Inc.                 3,000        90,744       100,688      0.0284%
 436   The Timken Company            2,900        57,378        99,688      0.0281%
 437   King World Production         1,700        60,173        98,175      0.0277%
 438   Nicor, Inc.                   2,300        60,620        97,031      0.0274%
 439   Louisiana-Pacific             5,100       135,276        96,900      0.0273%
      Company
 440   Tektronix, Inc.               2,400        65,517        95,250      0.0269%
 441   McDermott International       2,600        58,436        95,225      0.0268%
 442   Giant Food, Inc. Cl. A        2,800        77,328        94,325      0.0266%
 443   Crane Co.                     2,150   $    49,025   $    93,256      0.0263%
 444   Cooper Tire & Rubber          3,700        97,435        90,188      0.0254%
 445   Dardan Restaurants            7,200        37,288        90,000      0.0254%
 446   Meredith Corporation          2,500        44,593        89,219      0.0252%
 447   Navistar International        3,580        62,740        88,829      0.0250%
 448   Harrah's Entertainment        4,700       121,164        88,713      0.0250%
 449   Centex Corp.                  1,400        44,909        88,113      0.0248%
 450   Caliber Systems               1,800        79,257        87,638      0.0247%
 451   Fruit of the Loom Inc.        3,400        92,251        87,125      0.0246%
 452   Owens Corning Com.            2,500        98,898        85,313      0.0241%
 453   Bard (C.R), Inc.              2,700        81,029        84,544      0.0238%
 454   Alberto-Culver Co.            2,600        40,820        83,363      0.0235%
 455   Helmerich & Payne             1,200        51,679        81,450      0.0230%
 456   Autodesk, Inc.                2,200        66,988        81,400      0.0230%
 457   Harnishfeger Industries       2,300        72,328        81,219      0.0229%
 458   Tupperware Corporation        2,900       132,633        80,838      0.0228%
 459   Shared Medical System         1,200        48,863        79,200      0.0223%
 460   Apple Computer Inc.           6,000       224,189        78,750      0.0222%
 461   Boise Cascade Corp.           2,600        83,543        78,650      0.0222%
 462   Worthington Industries        4,550        86,250        75,075      0.0212%
 463   Reebok International          2,600        89,180        74,913      0.0211%
 464   Safety-Kleen Corp.            2,700        51,916        74,081      0.0209%
 465   Fleetwood Enterprise          1,700        40,121        72,144      0.0203%
 466   Pep Boys - Manny, Moe &       3,000        82,013        71,625      0.0202%
      Jack JackJJackJack
 467   Niagara Mohawk Power          6,800        98,665        71,400      0.0201%
 468   Millipore Corp.               2,000        57,329        67,875      0.0191%
 469   Cyprus/Amax Minerals          4,400       110,221        67,650      0.0191%
 470   Aeroquip-Vickers, Inc.        1,300        38,890        63,781      0.0180%
 471   Peoples Energy Corp.          1,600        48,874        63,000      0.0178%
 472   Battle Mountain Gold         10,700        88,041        62,863      0.0177%
 473   Moore Corp., Ltd.             4,100        78,736        62,013      0.0175%
 474   Homestake Mining              6,900       111,770        61,238      0.0173%
 475   Oneok, Inc.                   1,500        36,813        60,563      0.0171%
 476   Scientific - Atlanta          3,600        58,340        60,300      0.0170%
 477   Briggs & Stratton             1,200                           $      0.0164%
      Company                              $       41,        58,275
                                                   100
 478   Longs Drug Stores, Inc.       1,800        35,350        57,825      0.0163%
 479   Coors (Adolph) Class B        1,700        31,826        56,525      0.0159%
 480   Potlatch Corp.                1,300        56,669        55,900      0.0158%
 481   Great Atlantic & Pacific      1,800        49,451        53,438      0.0151%
 482   Foster Wheeler Corp           1,900        68,070        51,419      0.0145%
 483   Ball Corp.                    1,400        41,353        49,438      0.0139%
 484   Cincinnati Milacorn           1,900        43,539        49,281      0.0139%
 485   Stone Container Corp.         4,610        78,349        48,117      0.0136%
 486   Springs Industries              900        38,339        46,800      0.0132%
 487   Bethlehem Steel Corp          5,300        79,849        45,713      0.0129%
 488   Russell Corp.                 1,700        51,910        45,156      0.0127%
 489   Asarco, Inc.                  2,000        56,950        44,875      0.0127%
 490   E G & G, Inc.                 2,100        42,530        43,706      0.0123%
 491   NACCO Industries, Inc.          400        22,470        42,875      0.0121%
 492   Pulte Corp.                   1,000        27,675        41,813      0.0118%
 493   Jostens, Inc.                 1,800        42,638        41,513      0.0117%
 494   Eastern Enterprises             900        28,501        40,500      0.0114%
 495   Kaufman & Broad Home          1,800        28,184        40,388      0.0114%
 496   Inland Steel Industries       2,300        59,134        39,388      0.0111%
 497   Data General Corp.            2,200        38,548        38,363      0.0108%
 498   Harland (John H) Co.          1,400        33,058        29,400      0.0083%
 499   Armco, Inc.                   5,000        29,871        24,688      0.0070%
 500   Charming Shoppes              4,900        45,578        22,969      0.0065%
 501   Echo Bay Mines, Ltd.          6,500        60,738        15,844      0.0045%
       TOTALS                               $218,113,582  $354,657,439    100.0000%
                                 6,494,377


(1)    See Notes to Financial
      Statements.
      Statements.nts.





DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
 INDEX SERIES, S&P MIDCAP TRUST

 NOTES TO FINANCIAL STATEMENTS

  4. INCOME TAXES

     As of December 31, 1997, net unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $27,051,944, of which $30,756,058 related to appreciated securities and $3,704,114 related to depreciated securities. The cost of investment securities for Federal income tax purposes was $70,476,872 at December 31, 1997.











                                 D - 6

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
INDEX SERIES, S&P MIDCAP TRUST


PORTFOLIO
AS OF DECEMBER 31, 1997

				             		                                              Percentage
Port-				             		                                               of Total
folio				             		                                               Market
No.	Common Stocks                                           Shares 	     Cost (1)      Value (1) 	Value
___	_____________                                           ______ 	     ________     _________ 	_____

1       Coca Cola Enterprises                                   41,600   $   406,450   $ 1,479,400     1.50%
2       Franklin Res. Inc.                                      13,600       523,853     1,182,350     1.21%
3       Summit Bancorp                                          18,900       521,175     1,006,425     1.03%
4       America Online                                          11,100       591,438       989,981     1.02%
5       USA Waste Services                                      23,300       773,519       914,525     0.94%
6       AES Corporation                                         18,806       336,064       876,830     0.90%
7       Mercantile Bancorporation Inc.                          13,975       473,503       859,462     0.88%
8       Northern Trust Corporation                              12,000       324,024       837,000     0.86%
9       Aflac Inc.                                              14,737       410,206       753,429     0.77%
10      First Of America Bank Corporation                        9,450       289,642       728,831     0.75%
11      Nextel Communications Inc.                              27,800       593,996       722,800     0.74%
12      BMC Software Inc.                                       10,900       291,899       715,312     0.73%
13      Southtrust Corporation                                  10,750       289,669       681,953     0.70%
14      Crestar Financial Corporation                           11,900       360,601       678,300     0.70%
15      Marshall & Ilsley Corporation                           10,900       323,374       677,162     0.69%
16      Firstar Corporation                                     15,600       380,371       662,025     0.68%
17      Tosco Corporation                                       16,800       304,959       635,250     0.65%
18      Regions Financial Corporation                           14,760       338,576       622,687     0.64%
19      Bear Stearns Co. Inc.                                   12,725       255,587       604,437     0.62%
20      Compuware Corp.                                         18,700       211,541       598,400     0.61%
21      ADC Telecomunications Inc.                              14,200       255,183       592,850     0.61%
22      Paychex Inc.                                            11,670       228,083       590,794     0.61%
23      Kohl'S Corporation                                       8,400       274,600       572,250     0.59%
24      Provident Companies, Inc.                               14,500       306,499       560,062     0.57%
25      Molex Inc.                                              16,928       316,426       543,812     0.56%
26      Union Planters Corporation                               7,900       359,718       536,706     0.55%
27      Cadence Design Sys. Inc.                                21,900       271,618       536,550     0.55%
28      New Century Energies, Inc.                              11,180       367,588       535,941     0.55%
29      Washington Post                                          1,100       314,624       535,150     0.55%
30      Mckesson Corp.                                           4,900       262,198       530,119     0.54%
31      Transocean Offshore Inc.                                10,900       332,711       525,244     0.54%
32      First Security Corporation                              12,487       206,016       522,893     0.54%
33      Ensco International                                     15,300       223,031       512,550     0.53%
34      Solectron Corporation                                   12,300       294,697       511,219     0.52%

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
INDEX SERIES, S&P MIDCAP TRUST


PORTFOLIO
AS OF DECEMBER 31, 1997

				             		                                              Percentage
Port-				             		                                               of Total
folio				             		                                               Market
No.	Common Stocks                                           Shares 	     Cost (1)      Value (1) 	Value
___	_____________                                           ______ 	     ________     _________ 	_____

35      Paine Webber Group                                      14,250   $   211,055   $   492,516       0.50%
36      Staples Inc.                                            17,537       252,590       486,652       0.50%
37      Analog Devices Inc.                                     17,300       250,316       478,994       0.49%
38      Maxim Integrated Products                               13,800       272,544       476,100       0.49%
39      Tyson Foods                                             23,200       385,229       475,600       0.49%
40      Linear Technology Corporation                            8,100       266,532       466,763       0.48%
41      First Tennessee National Corp.                           6,900       195,384       460,575       0.47%
42      CMS Energy Corporation                                  10,300       272,254       453,844       0.47%
43      Global Marine Inc.                                      18,500       176,550       453,250       0.46%
44      Harley Davidson Inc.                                    16,400       238,636       448,950       0.46%
45      Dollar General Corp.                                    12,282       182,421       445,222       0.46%
46      Health Management Associates                            17,500       358,167       441,875       0.45%
47      Noble Drilling Corporation                              14,200       263,774       434,875       0.45%
48      Leggett & Platt Inc.                                    10,300       255,320       431,312       0.44%
49      Allegheny Energy Inc.                                   13,200       346,749       429,000       0.44%
50      El Paso Natural Gas Co.                                  6,400       283,945       425,600       0.44%
51      Charter One Financial Inc.                               6,735       403,285       425,147       0.44%
52      Florida Progress Corporation                            10,450       328,012       410,162       0.42%
53      Cintas Corporation                                      10,500       236,097       409,500       0.42%
54      Edward A.G. Inc.                                        10,287       175,207       408,908       0.42%
55      Old Kent                                                10,300       328,905       408,137       0.42%
56      Office Depot Inc.                                       17,050       334,191       408,134       0.42%
57      Dime Bancorp Inc.                                       13,400       321,503       405,350       0.42%
58      IMC Global Inc.                                         12,200       414,958       399,550       0.41%
59      Consolidated Stores Corporation                          9,075       236,396       398,733       0.41%
60      Danaher Corporation                                      6,300       188,059       397,687       0.41%
61      Teco Energy                                             14,100       322,766       396,562       0.41%
62      Promus Hotel Corporation                                 9,388       312,517       394,275       0.40%
63      Robert Half Internatioanl                                9,800       293,988       392,000       0.40%
64      Network Associates, Inc.                                 7,400       359,770       391,275       0.40%
65      Capital One Financial                                    7,200       236,897       390,150       0.40%
66      T. Rowe Price Assoc.                                     6,200       208,471       389,825       0.40%
67      Pinnacle West Cap. Corporation                           9,100       219,824       385,612       0.40%
68      Stryker Corporation                                     10,300       233,852       383,675       0.39%

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
INDEX SERIES, S&P MIDCAP TRUST


PORTFOLIO
AS OF DECEMBER 31, 1997

				             		                                              Percentage
Port-				             		                                               of Total
folio				             		                                               Market
No.	Common Stocks                                           Shares 	     Cost (1)      Value (1) 	Value
___	_____________                                           ______ 	     ________     _________ 	_____

69      Hillenbrand Industries Inc.                              7,400     $   347,009   $ 378,788       0.39%
70      Diebold Inc.                                             7,468         177,117     378,067       0.39%
71      AH Bello Corporation                                     6,700         238,076     376,037       0.39%
72      Sterling Commerce Inc.                                   9,611         236,577     369,423       0.38%
73      Vulcan Material Co.                                      3,600         225,583     367,650       0.38%
74      Kansas City Southern Industries Inc.                    11,500         159,302     365,125       0.37%
75      Storage Technology                                       5,800         200,106     359,237       0.37%
76      Tidewater Inc.                                           6,500         209,675     358,312       0.37%
77      Southern New England Telecomm. Corp.                     7,100         261,164     357,219       0.37%
78      Hubbell Inc. Class B                                     7,240         244,766     357,022       0.37%
79      Sonoco Products Co.                                     10,250         262,209     355,547       0.36%
80      Wisconsin Energy                                        12,200         330,012     350,750       0.36%
81      Old Republic International                               9,400         340,405     349,562       0.36%
82      AMBAC Financial Group                                    7,500         253,836     345,000       0.35%
83      Scana Corporation                                       11,500         273,507     344,281       0.35%
84      Arrow Electronics Inc.                                  10,600         229,733     343,837       0.35%
85      Fred Meyer, Inc.                                         9,400         193,729     341,925       0.35%
86      Nabors Inds. Inc.                                       10,800         154,994     339,525       0.35%
87      TCF Financial Corporation                               10,000         335,900     339,375       0.35%
88      MCN Energy Group Inc.                                    8,400         185,307     339,150       0.35%
89      Solutia Inc.                                            12,700         266,328     338,931       0.35%
90      Nipsco Inds. Inc.                                        6,800         230,880     336,175       0.34%
91      Potomac Electric Power Company                          12,800         308,113     330,400       0.34%
92      Sundstrand Corporation                                   6,500         192,374     327,437       0.34%
93      Century Telephone Enterprises                            6,550         198,530     326,272       0.33%
94      Starbucks Coffee                                         8,500         258,145     326,187       0.33%
95      Chiron Corporation                                      18,800         349,044     319,600       0.33%
96      Corrections Corporation                                  8,600         367,245     318,737       0.33%
97      Altera Corporation                                       9,600         205,925     318,000       0.33%
98      International Game Technology                           12,400         251,068     313,100       0.32%
99      Manpower Inc.                                            8,800         300,953     310,200       0.32%
100     Pioneer Natural Resources Co.                           10,700         320,853     309,631       0.32%
101     NCR Corporation                                         11,000         368,932     305,937       0.31%
102     Watson Pharmaceuticals                                   9,400         214,343     304,912       0.31%

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
INDEX SERIES, S&P MIDCAP TRUST


PORTFOLIO
AS OF DECEMBER 31, 1997

				             		                                              Percentage
Port-				             		                                               of Total
folio				             		                                               Market
No.	Common Stocks                                           Shares 	     Cost (1)      Value (1) 	Value
___	_____________                                           ______ 	     ________     _________ 	_____

103     CompUSA Inc.                                             9,800     $  311,666   $  303,800      0.31%
104     U.S. Filter Corporation                                 10,100        332,509      302,369      0.31%
105     Ultramar Diamond Shamrock Corp.                          9,462        292,671      301,601      0.31%
106     Mercantile Bankshare Corporation                         7,700        138,564      301,262      0.31%
107     New England Electric Systems                             7,000        256,456      299,250      0.31%
108     Telephone & Data                                         6,400        263,144      298,000      0.31%
109     Associated Banc. Corp.                                   5,400        264,375      297,675      0.31%
110     Dole Food Inc.                                           6,500        205,931      297,375      0.30%
111     Avnet, Inc.                                              4,500        198,670      297,000      0.30%
112     Lexmark Intl. Group Inc.                                 7,800        228,799      296,400      0.30%
113     General Nutrition Inc.                                   8,700        263,868      295,800      0.30%
114     Interstate Bakeries                                      7,900        191,569      295,262      0.30%
115     LCI International, Inc.                                  9,600        230,657      295,200      0.30%
116     B J Svcs. Co.                                            4,100        141,383      294,944      0.30%
117     Foundation Health Systems Inc.                          13,100        369,285      293,112      0.30%
118     Biogen Inc.                                              8,000        207,782      291,000      0.30%
119     Sungard Data Systems Inc.                                9,300        220,481      288,300      0.30%
120     The Finova Group, Inc.                                   5,800        244,733      288,187      0.30%
121     Teradyne, Inc.                                           9,000        192,981      288,000      0.30%
122     Litton Industries Inc.                                   5,000        205,804      287,500      0.29%
123     First Virginia Banks Inc.                                5,550        164,473      286,866      0.29%
124     Bed Bath & Beyond                                        7,400        168,113      284,900      0.29%
125     Quantum Corporation                                     14,200        185,735      284,887      0.29%
126     Sealed Air Corporation                                   4,600        117,216      284,050      0.29%
127     SCI Systems Inc.                                         6,400        204,746      278,800      0.29%
128     Xilinx, Inc.                                             7,900        217,761      276,994      0.28%
129     Mylan Labs                                              13,150        250,917      275,328      0.28%
130     Fiserv Inc.                                              5,600        164,866      275,100      0.28%
131     Puget Sound Energy, Inc.                                 9,100        228,141      274,706      0.28%
132     Miller Herman Inc.                                       5,000         90,432      272,812      0.28%
133     Family Dlr. Stores Inc.                                  9,250        119,185      271,141      0.28%
134     Unifi, Inc.                                              6,650        190,323      270,572      0.28%
135     Hormel (Geo A) & Co.                                     8,200        224,344      268,550      0.28%
136     Payless Shoesource                                       4,000        141,594      268,500      0.28%

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
INDEX SERIES, S&P MIDCAP TRUST


PORTFOLIO
AS OF DECEMBER 31, 1997

				             		                                              Percentage
Port-				             		                                               of Total
folio				             		                                               Market
No.	Common Stocks                                           Shares 	     Cost (1)      Value (1) 	Value
___	_____________                                           ______ 	     ________     _________ 	_____

137     Mapco Incorporated                                       5,800     $  165,473   $  268,250      0.28%
138     Omnicare, Inc.                                           8,600        241,370      266,600      0.27%
139     Comdisco Inc.                                            7,972        108,430      266,564      0.27%
140     Transatlantic Holdingds                                  3,700        164,438      264,550      0.27%
141     360 Degree Communications                               13,100        293,234      264,456      0.27%
142     US Office Products Co.                                  13,450        283,528      263,956      0.27%
143     Smith International Inc.                                 4,300        103,884      263,913      0.27%
144     Hibernia Bancorp                                        13,900        147,035      261,494      0.27%
145     The PMI Group Inc.                                       3,600        185,381      260,325      0.27%
146     Murphy Oil Corporation                                   4,800        187,070      260,100      0.27%
147     New York State Electric & Gas Co.                        7,300        200,410      259,150      0.27%
148     Weatherford Enterra, Inc.                                5,912        182,669      258,650      0.27%
149     Consolidated Paper Inc.                                  4,800        236,950      256,200      0.26%
150     Dean Foods Co.                                           4,300        130,779      255,850      0.26%
151     American Financial Group Hldg.                           6,300        187,138      253,969      0.26%
152     Olin Corp Com Par $1                                     5,400        174,913      253,125      0.26%
153     Witco Corp.                                              6,200        188,497      253,037      0.26%
154     Calenergy                                                8,700        232,288      250,125      0.26%
155     Centocor Inc.                                            7,500        178,500      249,375      0.26%
156     Sybron International Corporation                         5,200        213,330      244,075      0.25%
157     Synopsys Inc.                                            6,800        301,588      243,100      0.25%
158     American Power Conversion Corp.                         10,200        170,060      240,975      0.25%
159     Jones Apparel Group                                      5,600        134,931      240,800      0.25%
160     Barnes & Noble                                           7,200        172,366      240,300      0.25%
161     Midamerican Energy Co.                                  10,900        166,922      239,800      0.25%
162     Pacificare Health Sys-B Inc.                             4,556        323,871      238,620      0.24%
163     Stewart Enterprises, Inc.                                5,100        220,066      237,787      0.24%
164     OGE Energy Corporation                                   4,300        161,262      235,156      0.24%
165     Electronic Arts                                          6,200        184,566      234,437      0.24%
166     American Water Works                                     8,500        165,673      232,156      0.24%
167     Bergen Brunswig Corporation                              5,475        107,025      230,634      0.24%
168     Genzyme Corp. General                                    8,300        198,267      230,325      0.24%
169     Clayton Homes Inc.                                      12,731        155,091      229,158      0.23%
170     Lubizol Corporation                                      6,200        195,783      228,625      0.23%


DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
INDEX SERIES, S&P MIDCAP TRUST


PORTFOLIO
AS OF DECEMBER 31, 1997

				             		                                              Percentage
Port-				             		                                               of Total
folio				             		                                               Market
No.	Common Stocks                                           Shares 	     Cost (1)      Value (1) 	Value
___	_____________                                           ______ 	     ________     _________ 	_____

171     Harsco Corporation                                       5,300     $  143,557   $  228,562      0.23%
172     Callaway Golf Co.                                        8,000        181,434      228,500      0.23%
173     Lyondell Petrochemical                                   8,600        215,165      227,900      0.23%
174     Dial Corporation                                        10,900        148,550      226,856      0.23%
175     Mc Cormick & Co. Inc.                                    8,100        194,556      226,800      0.23%
176     Illinois Central                                         6,625        158,131      225,664      0.23%
177     Cytec Ind. Inc.                                          4,800        192,879      225,300      0.23%
178     Utilicorp United                                         5,800        165,006      225,112      0.23%
179     Georgia Pacific Timber Group                             9,900        249,777      224,606      0.23%
180     Wilmington Trust                                         3,600        115,001      224,550      0.23%
181     Allegiance Corporation                                   6,200        172,051      219,712      0.23%
182     Cracker Barrel Old Country Store Inc.                    6,550        165,185      218,606      0.22%
183     Forest Laboratories Inc.                                 4,400        190,061      216,975      0.22%
184     Noble Affiliates Inc.                                    6,100        183,937      215,025      0.22%
185     Pacific Century Financial Corp.                          8,600        153,495      212,850      0.22%
186     Illinova Corporation                                     7,900        192,609      212,806      0.22%
187     Crompton Knowles Corporation                             7,900        147,662      209,350      0.21%
188     Circus Circus Enterprises Inc.                          10,200        323,610      209,100      0.21%
189     Quorem Health Group                                      8,000        202,720      209,000      0.21%
190     Trinity Industries                                       4,650        132,782      207,506      0.21%
191     IBP Inc.                                                 9,900        182,200      207,281      0.21%
192     Cabot Corporation                                        7,400        137,181      204,425      0.21%
193     Ipalco Enterprises                                       4,800        119,449      201,300      0.21%
194     Viad Corporation                                        10,400        156,821      200,850      0.21%
195     Keyspan Energy Corporation                               5,450        142,485      200,628      0.21%
196     Alumax, Inc.                                             5,900        170,120      200,600      0.21%
197     Hannaford Bros. Co.                                      4,600        124,196      199,812      0.20%
198     National Fuel Gas Co.                                    4,100        137,752      199,619      0.20%
199     Atmel Corporation                                       10,700        264,648      198,619      0.20%
200     Kansas City Power & Light Co.                            6,700        164,893      198,069      0.20%
201     Questar Corporation                                      4,400        141,372      196,350      0.20%
202     Viking Office Products                                   9,000        246,827      196,312      0.20%
203     Agco Corporation                                         6,700        214,490      195,975      0.20%
204     Ucar International, Inc.                                 4,900        226,068      195,694      0.20%


DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
INDEX SERIES, S&P MIDCAP TRUST


PORTFOLIO
AS OF DECEMBER 31, 1997

				             		                                              Percentage
Port-				             		                                               of Total
folio				             		                                               Market
No.	Common Stocks                                           Shares 	     Cost (1)      Value (1) 	Value
___	_____________                                           ______ 	     ________     _________ 	_____

205     Flowers Industries Inc.                                  9,450     $   95,170   $  194,316      0.20%
206     Premark International Inc.                               6,700        216,958      194,300      0.20%
207     Health Care & Retirement                                 4,800        110,330      193,200      0.20%
208     CNF Transportation Inc.                                  5,000        127,494      191,875      0.20%
209     Bowater Inc.                                             4,300        145,884      191,081      0.20%
210     Officemax Inc.                                          13,300        197,880      189,525      0.19%
211     Betzdearborn Inc.                                        3,100        164,001      189,294      0.19%
212     Hon Inds. Inc.                                           3,200         90,463      188,800      0.19%
213     Gatx Corporation                                         2,600        113,338      188,662      0.19%
214     Montana Power Company                                    5,900        142,710      187,694      0.19%
215     City National Corporation                                5,000         65,517      184,687      0.19%
216     Vencor Inc.                                              7,500        266,853      183,281      0.19%
217     Martin Marietta Materials                                5,000        176,777      182,813      0.19%
218     Valero Refining & Marketing Co.                          5,800        106,868      182,338      0.19%
219     York International                                       4,600        201,131      181,988      0.19%
220     Warnaco Group, Inc.                                      5,800        152,234      181,975      0.19%
221     Chris Craft Industries Inc.                              3,447        126,266      180,321      0.18%
222     Healthcare Compare Corporation                           3,500        153,482      178,938      0.18%
223     Wallace Computer                                         4,600         96,715      178,825      0.18%
224     LG & E Energy                                            7,200        140,949      178,200      0.18%
225     Pittston Brink'S Group                                   4,400        115,415      177,100      0.18%
226     Dentsply Intl. Inc.                                      5,800        114,675      176,900      0.18%
227     Lancaster Colony Corporation                             3,110        106,371      175,326      0.18%
228     Best Buy Inc.                                            4,700         98,828      173,313      0.18%
229     Shaw Industries Inc.                                    14,500         28,338      168,563      0.17%
230     Airborne Freight Corporation                             2,700         87,390      167,738      0.17%
231     Varian Associates                                        3,300        138,105      166,856      0.17%
232     Northeast Utilities                                     14,000        302,794      165,375      0.17%
233     Vishay Intertechnology                                   6,925        235,051      163,603      0.17%
234     Thiokol Corporation                                      2,000         63,210      162,500      0.17%
235     RPM, Inc.                                               10,575        130,758      161,269      0.17%
236     Symbol Technologies                                      4,250         96,194      160,438      0.16%
237     Southdown Incorporated                                   2,700         74,047      159,300      0.16%
238     Scherer (R.P.)                                           2,600        124,533      158,600      0.16%

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
INDEX SERIES, S&P MIDCAP TRUST


PORTFOLIO
AS OF DECEMBER 31, 1997

				             		                                              Percentage
Port-				             		                                               of Total
folio				             		                                               Market
No.	Common Stocks                                           Shares 	     Cost (1)      Value (1) 	Value
___	_____________                                           ______ 	     ________     _________ 	_____

239     Meritor Automotive                                      7,500     $   177,475   $  157,969      0.16%
240     Fastenal Company                                        4,100         172,240      156,825      0.16%
241     Minnesota Power And Light Co.                           3,600         109,874      156,825      0.16%
242     Precision Castparts Corporation                         2,600         104,529      156,813      0.16%
243     Reynolds & Reynolds Company                             8,500         116,515      156,719      0.16%
244     Universal Corporation                                   3,800         102,756      156,275      0.16%
245     Beverly Enterprises                                    11,900         150,084      154,700      0.16%
246     Federal-Mogul Corporation                               3,800          92,055      153,900      0.16%
247     Delmarva Power & Light Co.                              6,600         140,560      152,213      0.16%
248     Ogden Corporation                                       5,400         104,109      152,213      0.16%
249     Acnielson Corporation                                   6,200         101,189      151,125      0.15%
250     Mark IV Industries Inc.                                 6,905         121,745      151,047      0.15%
251     Teleflex                                                4,000          85,816      151,000      0.15%
252     Idaho Power Company                                     4,000         114,009      150,500      0.15%
253     Lee Enterprises Inc.                                    5,000          99,894      147,813      0.15%
254     Pentair Inc.                                            4,100          97,022      147,344      0.15%
255     Outback Steakhouse                                      5,100         147,369      146,625      0.15%
256     Varco International                                     6,800          41,556      145,775      0.15%
257     Washington Gas Light                                    4,700          96,287      145,406      0.15%
258     Kennametal Inc.                                         2,800          80,776      145,075      0.15%
259     Gtech Holdings Corporation                              4,500         142,119      143,719      0.15%
260     Nevada Power Company                                    5,400         116,206      143,438      0.15%
261     Albemarle Corporation                                   6,000         100,806      143,250      0.15%
262     Seagull Energy Corporation                              6,800         141,735      140,250      0.14%
263     Policy Management Systems Corp.                         2,000         106,620      139,125      0.14%
264     Hawaiian Electric Ind Inc.                              3,400         123,052      138,975      0.14%
265     Hanna (M.A.) Co.                                        5,500          93,279      138,875      0.14%
266     Concentra Managed Care Inc.                             4,100         135,432      138,375      0.14%
267     Carlisle Companies Inc.                                 3,200          67,778      136,800      0.14%
268     Culligan Water Technologies                             2,700         135,378      135,675      0.14%
269     Borg-Warner Automotive, Inc.                            2,600         147,531      135,200      0.14%
270     Alexander & Baldwin Inc.                                4,900         121,064      133,831      0.14%
271     Tiffany & Co.                                           3,700          93,969      133,431      0.14%
272     Oxford Health Plans                                     8,500         510,376      132,281      0.14%

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
INDEX SERIES, S&P MIDCAP TRUST


PORTFOLIO
AS OF DECEMBER 31, 1997

				             		                                              Percentage
Port-				             		                                               of Total
folio				             		                                               Market
No.	Common Stocks                                           Shares 	     Cost (1)      Value (1) 	Value
___	_____________                                           ______ 	     ________     _________ 	_____

273     Rayonier Inc.                                           3,100     $   107,197  $   131,944      0.14%
274     BJ'S Wholesale Club                                     4,200         122,011      131,775      0.14%
275     Symantec Corporation                                    6,000         111,823      131,625      0.13%
276     Olsten Corporation                                      8,750         216,006      131,250      0.13%
277     Sensormatic Electronics Corp.                           7,950         186,831      130,678      0.13%
278     Wisconsin Central Transport                             5,500         174,895      128,563      0.13%
279     Comsat Corporation                                      5,300         107,433      128,525      0.13%
280     AGL Resources                                           6,200         115,356      126,713      0.13%
281     Covance Inc.                                            6,300         126,343      125,213      0.13%
282     Wausau-Mosinee Paper Corporation                        6,188         120,563      124,534      0.13%
283     TCA Cable TV                                            2,700          74,552      124,200      0.13%
284     Beckman Instrs Inc.                                     3,100          95,302      124,000      0.13%
285     Kelly Services Inc.                                     4,100         123,828      123,000      0.13%
286     Houghton Miffin Company                                 3,200          72,048      122,800      0.13%
287     Lands' End Inc.                                         3,500          64,464      122,719      0.13%
288     Aliant Communications                                   3,900          64,322      122,363      0.13%
289     Donaldson Co. Inc.                                      2,700          64,569      121,669      0.12%
290     Flowserve Corporation                                   4,350         118,341      121,528      0.12%
291     HSB Group, Inc.                                         2,200         112,365      121,413      0.12%
292     Media General Inc.                                      2,900          83,087      121,256      0.12%
293     Atlantic Energy Inc.                                    5,700         115,967      120,769      0.12%
294     Universal Foods                                         2,800          96,637      118,300      0.12%
295     Kaydon Corporation                                      3,600          61,337      117,450      0.12%
296     Tecumseh Product                                        2,400         129,713      117,000      0.12%
297     First Brand Corporation                                 4,300          85,114      115,831      0.12%
298     Brinker Intl. Inc.                                      7,025         129,435      112,400      0.12%
299     Mac Frugals Bargains Close Outs Inc.                    2,700          50,404      111,038      0.11%
300     Sotheby'S Holdings Inc.                                 6,000          85,448      111,000      0.11%
301     Georgia Gulf Corporation                                3,600          96,916      110,250      0.11%
302     Gencorp Inc.                                            4,400          71,955      110,000      0.11%
303     Perrigo Co.                                             8,200         180,234      109,675      0.11%
304     WPL Holdings                                            3,300         101,443      109,313      0.11%
305     Modine Manufacturing Co.                                3,200          80,716      109,200      0.11%
306     Minerals Technologies                                   2,400          79,775      109,050      0.11%

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
INDEX SERIES, S&P MIDCAP TRUST


PORTFOLIO
AS OF DECEMBER 31, 1997

				             		                                              Percentage
Port-				             		                                               of Total
folio				             		                                               Market
No.	Common Stocks                                           Shares 	     Cost (1)      Value (1) 	Value
___	_____________                                           ______ 	     ________     _________ 	_____

307     Fingerhut Cos. Inc.                                     5,100     $   111,677   $   109,013     0.11%
308     Dexter Corporation                                      2,500          68,097       107,969     0.11%
309     Standard Register Co.                                   3,100          72,533       107,725     0.11%
310     Public Service Co.                                      4,500          65,618       106,594     0.11%
311     Airgas Inc.                                             7,600         170,558       106,400     0.11%
312     Federal Signal Corporation                              4,900         101,649       105,963     0.11%
313     AK Steel Holding Corporation                            5,900         126,972       104,356     0.11%
314     Unisource Worldwide Inc.                                7,200         142,032       102,600     0.11%
315     Claires Stores Inc.                                     5,275          46,800       102,533     0.11%
316     Parker Drilling Co.                                     8,400          59,488       102,375     0.10%
317     Ferro Corporation                                       4,175          79,840       101,505     0.10%
318     Nine West Group                                         3,900         137,174       101,156     0.10%
319     Carpenter Technology                                    2,100          71,454       100,931     0.10%
320     Bob Evans Farms Inc.                                    4,500          83,186        99,563     0.10%
321     Schulman A Inc.                                         3,950          96,900        99,244     0.10%
322     Ametek                                                  3,600          54,123        97,200     0.10%
323     Newport News Shipbuilding                               3,800          63,713        96,663     0.10%
324     Ranger Oil Ltd.                                        13,800         101,487        94,875     0.10%
325     Stratus Computer                                        2,500          84,471        94,531     0.10%
326     Stewart & Stevenson                                     3,600         117,727        91,800     0.09%
327     ASA Hldgs Inc.                                          3,200          79,989        91,000     0.09%
328     Burlington Inds. Inc.                                   6,500          71,377        89,781     0.09%
329     Ivax Corp.                                             13,300         305,151        89,775     0.09%
330     Ruddick Corporation                                     5,100          57,056        88,931     0.09%
331     JP Foodservice                                          2,400          83,808        88,650     0.09%
332     Novacare Inc.                                           6,700          90,616        87,519     0.09%
333     Nordson Corporation                                     1,900          99,838        87,163     0.09%
334     Arvin Industries Inc.                                   2,600          72,483        86,613     0.09%
335     Longview Fibre Co.                                      5,700          99,954        86,569     0.09%
336     Banta Corporation                                       3,200          71,830        86,400     0.09%
337     Carter Wallace Inc.                                     5,100         111,008        86,063     0.09%
338     Sequent Computer Systems Inc.                           4,300          82,946        86,000     0.09%
339     Chesapeake Corp.                                        2,500          66,660        85,938     0.09%
340     Glatfelter Ph & Company                                 4,600          83,425        85,675     0.09%

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
INDEX SERIES, S&P MIDCAP TRUST


PORTFOLIO
AS OF DECEMBER 31, 1997

				             		                                              Percentage
Port-				             		                                               of Total
folio				             		                                               Market
No.	Common Stocks                                           Shares 	     Cost (1)      Value (1) 	Value
___	_____________                                           ______ 	     ________     _________ 	_____

341     Overseas Shipholding Group Inc.                         3,900     $    74,835  $    85,069      0.09%
342     Lance Inc.                                              3,200          65,777       84,200      0.09%
343     Cypress Semiconducter Corporation                       9,800         114,956       83,300      0.09%
344     Integrated Device Tech.                                 8,800         165,659       83,050      0.09%
345     Watts Industries                                        2,900          65,050       82,106      0.08%
346     Structural Dynamic                                      3,600          66,506       81,000      0.08%
347     Superior Industries                                     3,000          85,659       80,438      0.08%
348     Informix Corporation                                   16,700         303,154       79,325      0.08%
349     Indiana Energy Inc.                                     2,400          51,756       79,050      0.08%
350     Lone Star Steakhouse                                    4,500         156,486       78,750      0.08%
351     Central La Elec. Inc.                                   2,400          60,825       77,700      0.08%
352     Cirrus Logic Inc.                                       7,200         148,620       76,500      0.08%
353     Albany Intl. Corporation                                3,300          63,930       75,900      0.08%
354     Heilg-Meyers Co.                                        6,275         124,961       75,300      0.08%
355     Hunt Jb Trans Svcs Inc.                                 4,000          83,259       75,000      0.08%
356     Fuller (H.B.) Co.                                       1,500          61,138       74,250      0.08%
357     Rollins, Inc.                                           3,650          84,391       74,141      0.08%
358     Apria Healthcare Group                                  5,500         143,351       73,906      0.08%
359     J M Smucker Co.                                         3,100          74,695       73,238      0.08%
360     Imation Corporation                                     4,500         106,420       72,000      0.07%
361     Sequa Corporation                                       1,100          37,656       71,569      0.07%
362     Jacobs Engr. Group Inc.                                 2,800          72,147       71,050      0.07%
363     Ethyl Corporation                                       9,200          98,558       70,725      0.07%
364     Dreyers Grand Ice Cream Inc.                            2,900          40,362       69,963      0.07%
365     Calmat Co.                                              2,500          51,458       69,688      0.07%
366     ATL Ultrasound, Inc.                                    1,500          36,827       69,000      0.07%
367     Mentor Graphics Corporation                             7,100          90,829       68,781      0.07%
368     Magnetek Inc.                                           3,400          57,884       66,300      0.07%
369     Wellman, Inc.                                           3,400          76,596       66,300      0.07%
370     International Dairy Queen                               2,400          47,576       64,275      0.07%
371     Scholastic Corporation                                  1,700         106,401       63,750      0.07%
372     OEA Inc.                                                2,200          66,221       63,663      0.07%
373     Alaska Air Group, Inc.                                  1,600          30,002       62,000      0.06%
374     Oregon Steel Mills Inc.                                 2,800          55,873       59,675      0.06%

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
INDEX SERIES, S&P MIDCAP TRUST


PORTFOLIO
AS OF DECEMBER 31, 1997

				             		                                              Percentage
Port-				             		                                               of Total
folio				             		                                               Market
No.	Common Stocks                                           Shares 	     Cost (1)      Value (1) 	Value
___	_____________                                           ______ 	     ________     _________ 	_____

375     Church & Dwight Co.                                     2,100     $    55,889  $    58,931      0.06%
376     Sbarro Inc.                                             2,200          51,640       57,888      0.06%
377     International Multifoods Corp.                          2,000          46,137       56,625      0.06%
378     Black Hills Inc.                                        1,600          40,360       56,400      0.06%
379     Vanguard Cellular                                       4,400          86,988       56,100      0.06%
380     Quaker State Corporation                                3,900          53,931       55,575      0.06%
381     Cleveland Cliffs Inc.                                   1,200          46,371       54,975      0.06%
382     Central Maine Power Co.                                 3,600          65,238       54,900      0.06%
383     Lawter International                                    5,000          63,974       54,375      0.06%
384     Acuson Common                                           3,200          55,563       53,000      0.05%
385     Micro Warehouse, Inc.                                   3,800         153,151       52,963      0.05%
386     NCH Corporation                                           800          49,129       52,400      0.05%
387     Medaphis Corporation                                    8,000         326,515       52,000      0.05%
388     Stanhome Inc.                                           1,900          59,989       48,806      0.05%
389     Arnold Inds.                                            2,800          48,277       48,300      0.05%
390     Calgon Carbon Corporation                               4,400          65,324       47,300      0.05%
391     Buffets Inc.                                            5,000          66,907       46,875      0.05%
392     Granite Construction Inc.                               2,000          33,245       46,000      0.05%
393     Brush Wellman Inc.                                      1,800          31,387       44,100      0.05%
394     Datascope Corporation                                   1,700          38,376       43,988      0.05%
395     Diagnostic Products                                     1,500          44,376       41,625      0.04%
396     Information Res. Inc.                                   3,100          69,189       41,463      0.04%
397     Gibson Greetings Inc.                                   1,800          34,678       39,375      0.04%
398     Maxxam Inc.                                               900          32,472       39,263      0.04%
399     Lawson Products Inc.                                    1,200          30,752       35,700      0.04%
400     Service Merchandise Inc.                               11,000          91,217       23,375      0.02%
                                                           __________    _____________ _____________ __________
                                                            2,858,224     $70,476,872  $97,528,816   100.000%
                                                           ==========    ============= ============= ==========

NOTE:
(1) See Notes to Financial Statements.

                         AUTHORIZATION FOR REINVESTMENT
                   DEFINED ASSET FUNDS--EQUITY INVESTOR FUND
                         INDEX SERIES, S&P 500 TRUST 2
/ / Yes, I want to participate in the Fund's Reinvestment Plan and purchase additional Units of the Fund each month.
     I hereby acknowledge receipt of the Prospectus for Defined Asset Funds--Equity Investor Fund, Index Series, S&P 500 Trust 2 and authorize The Chase Manhattan Bank to pay distributions on my Units as indicated below (distributions to be reinvested will be paid for my account to The Chase Manhattan Bank).


          Income distributions
                  (check one):         / / in cash      / / reinvested
                       Capital
          distributions (check
                         one):         / / in cash      / / reinvested


Please print or type


Name                                Registered Holder
Address
                                    Registered Holder
                               (Two signatures required if
                                      joint tenancy)
City  State  Zip Code


     This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

12345678

BUSINESS REPLY MAIL                                              NO POSTAGE
FIRST CLASS PERMIT NO. 644, NEW YORK, N.Y.                       NECESSARY
                                                                 IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                  IN THE
          THE CHASE MANHATTAN BANK (EIF)                       UNITED STATES
          RETAIL PROCESSING DEPARTMENT
          BOWLING GREEN STATION
          P.O. BOX 5179
          NEW YORK, N.Y. 10274-5179


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                         AUTHORIZATION FOR REINVESTMENT
                   DEFINED ASSET FUNDS--EQUITY INVESTOR FUND
                         INDEX SERIES, S&P MIDCAP TRUST
/ / Yes, I want to participate in the Fund's Reinvestment Plan and purchase additional Units of the Fund each month.
     I hereby acknowledge receipt of the Prospectus for Defined Asset Funds--Equity Investor Fund, Index Series, S&P MidCap Trust and authorize The Bank of New York to pay distributions on my Units as indicated below (distributions to be reinvested will be paid for my account to The Bank of New
York).


          Income distributions
                  (check one):         / / in cash      / / reinvested
                       Capital
          distributions (check
                         one):         / / in cash      / / reinvested


Please print or type


Name                                Registered Holder
Address
                                    Registered Holder
                               (Two signatures required if
                                      joint tenancy)
City  State  Zip Code


     This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

12345678

BUSINESS REPLY MAIL                                            NO POSTAGE
FIRST CLASS PERMIT NO. 1313 NEW YORK, N.Y.                      NECESSARY
                                                                IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                IN THE
          DEFINED ASSET FUNDS--EQUITY INVESTOR FUND           UNITED STATES
          INDEX SERIES, S&P MIDCAP TRUST
          THE BANK OF NEW YORK
          UNIT INVESTMENT TRUST DEPARTMENT
          P.O. BOX 974
          WALL STREET STATION
          NEW YORK, N.Y. 10268-0974


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

BUSINESS REPLY MAIL                                            NO POSTAGE
FIRST CLASS PERMIT NO. 1313 NEW YORK, N.Y.                      NECESSARY
                                                                IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                IN THE
          DEFINED ASSET FUNDS--EQUITY INVESTOR FUND           UNITED STATES
          INDEX SERIES, S&P 500 TRUST 2
          THE BANK OF NEW YORK
          UNIT INVESTMENT TRUST DEPARTMENT
          P.O. BOX 974
          WALL STREET STATION
          NEW YORK, N.Y. 10268-0974


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                               EQUITY INCOME FUND
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF PART A OF THE PROSPECTUS.

                                     INDEX


                                                                            PAGE
                                                                       ---------
FUND DESCRIPTION.....................................................          1
RISK FACTORS.........................................................          2
HOW TO BUY UNITS.....................................................          6
HOW TO SELL UNITS....................................................          7
INCOME, DISTRIBUTIONS AND REINVESTMENT...............................          8
FUND EXPENSES........................................................          8
TAXES................................................................          9
RECORDS AND REPORTS..................................................         11
TRUST INDENTURE......................................................         11
MISCELLANEOUS........................................................         12
EXCHANGE OPTION......................................................         14
SUPPLEMENTAL INFORMATION.............................................         14


FUND DESCRIPTION

PORTFOLIO SELECTION

     Professional buyers and research analysts for Defined Asset Funds, with access to extensive research, selected the Securities for the Portfolio after considering the Fund's investment objective as well as the quality of the stocks, the dividend payment record of the issuers and the prices of the stocks. The yield and price of stocks of the type deposited in the Fund are dependent on a variety of factors, including money market conditions, general conditions of the corporate bond and equity markets, size of a particular offering and capital structure of the issuer. While it may not be likely that dividends on any stocks would be omitted, of course no assurances can be given since earnings available for dividends, regardless of the size of the company, are subject to numerous events which are often beyond the issuer's control.

     Because each Defined Asset Fund is a preselected portfolio, you know the securities before you invest. Of course, the Portfolio will change somewhat over time, as Securities are purchased upon creation of additional Units, as securities are sold to meet Unit redemptions or in other limited circumstances.

PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsors may instruct the Trustee to tender or sell the Security in the open market when in its opinion it is in the best interests of investors to do so. Although the Portfolio is not actively managed, it is regularly reviewed and evaluated and Securities can be sold in case of certain adverse developments concerning a Security including the adverse financial condition of the issuer, the institution of legal proceedings against the issuer, a decline in the price or the occurrence of other market or credit factors that might otherwise make retention of the Security detrimental to the interest of investors or if the disposition of these Securities is necessary in order to enable the Fund to make distributions of the Fund's capital gain net income or desirable in order to maintain the qualification of the Fund as a regulated investment company under the Internal Revenue Code. Securities can also be sold to meet redemption of Units. In Funds organized as regulated investment companies, the Sponsors are also authorized to direct the reinvestment of the proceeds of the sale of Securities, as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed, in additional Securities.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. In addition, holders of common stocks have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsors cannot predict the direction or scope of any of these factors.

     A Portfolio may be concentrated in one or more of the following categories. Concentration may involve additional risk because of the decreased diversification of economic, financial and market risks. Set forth below is a brief description of certain risks associated with certain of the Securities. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

CONSUMER PRODUCTS COMPANIES

     Risk factors include cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, products liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign companies), unfunded pension fund liabilities, employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. In general, expenditures on consumer products will be affected by the economic health of consumers. A continuing weak economy with its consequent effect on consumer spending would have an adverse effect on the industry.

HEALTH CARE

     Companies in the health care industry face several risks. Most health care companies are extensively regulated. All are subject to extreme cost-containment pressures. As a result they cannot readily raise the prices of their products and services, and may experience price declines. Most are subject to intense competition and are required to spend large amounts of capital to keep pace with technological innovation. Many of the companies also face product obsolescence, the threat of product liability suits and expensive liability insurance. In addition, issuers in the health care industry will be affected by health reform legislation. Proposed federal legislation would significantly reduce Medicare and Medicaid payments to providers and impose stringent cost controls that would affect insurance premiums and fees paid to providers; it is impossible to predict what reforms may be adopted or when reforms might be implemented at the federal or state level.

MANUFACTURING COMPANIES

     Growth in the manufacturing industry is closely linked to expansion in the domestic and global economies. Since the U.S. government and many state, local and foreign governments now have a budget deficit, financial expenditures by these entities on capital improvements may be extremely limited. The lack of funds allocated by public entities to capital improvement projects may adversely affect manufacturers engaged in the production of industrial materials used for capital improvements or for the upgrade of the infrastructure. Cutbacks in defense spending have adversely impacted many of the companies engaged in the aerospace and arms/defense sectors of the manufacturing industry. Environmental and safety issues increasingly affect the manufacturing industry.

Issuers may experience decreases in profitability as legislative mandates impose costs associated with compliance with environmental regulations and manufacturing more environmentally sound and safer equipment. Furthermore, the cost of product liability insurance and the inability of some manufacturing companies to obtain this insurance may have an adverse impact on the industry. The long-term outlook is largely dependent upon the growth and competitiveness of the U.S. manufacturing base. Increased consolidation and merger activity increases competitiveness in general but individual companies may experience severe financial problems due to this increased competitiveness. Strong competition from foreign nations, particularly those with lower labor costs, will severely impact the profitability of the U.S. manufacturing business.

REAL ESTATE COMPANIES

     Investment in securities issued by real estate companies should be made with an understanding of the many factors which may have an adverse impact on the credit quality of the particular company or industry. These include economic recession, competitive overbuilding, unusually adverse weather conditions, changing demographics, changes in government regulations (including tax laws and environmental, building zoning and sales regulation by various federal, state and local authorities), increases in real estate taxes or costs of material and labor, the inability to secure performance guarantees as required and the unavailability of construction financing or mortgage loans at rates acceptable to builders and home buyers. Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and Real Estate Investment Trusts (REITs) in particular. Performance by individual REITs is dependent on the types of real estate investments held. For example, the effect of interest rate fluctuations on mortgage REITs is greater than on equity REITs and the nature of the underlying assets of a mortgage REIT may be considered less tangible than that of an equity REIT. In addition, equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended.

TECHNOLOGY COMPANIES

     Technology companies, such as semiconductor, computer and electronics manufacturing companies, are rapidly developing and highly competitive, both domestically and internationally, and tend to be relatively volatile as compared to other types of investments. Certain of these companies may be smaller and less seasoned companies with limited product lines, markets or financial resources and limited management or marketing personnel. These companies are characterized by a high degree of investment to maintain competitiveness and are affected by worldwide scientific and technological developments (and resulting product obsolescence) as well as government regulation, increase in material or labor costs, changes in distribution channels and the need to manage inventory levels in line with product demand. Other risk factors include short product life cycles, aggressive pricing and reduced profit margins, dramatic and often unpredictable changes in growth rates, frequent new product introduction, the need to enhance existing products, intense competition from large established companies and potential competition from small start up companies.

TELECOMMUNICATIONS

     Payment on common stocks of companies in the telecommunications industry, including local, long-distance and cellular service, the manufacture of telecommunications equipment, and other ancillary services, is generally dependent upon the amount and growth of customer demand, the level of rates permitted to be charged by regulatory authorities and the ability to obtain periodic rate increases, the effects of inflation on the cost of providing services and the rate of technological innovation. The domestic telecommunications industry is characterized by increasing competition in all sectors and extensive regulation by the Federal Communications Commission and various state regulatory authorities. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technology. Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because of its limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to significant price volatility. In addition, all telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete.

UTILITIES

     Payments on utility stocks are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry.

FOREIGN ISSUERS

     Certain of the Securities in a Portfolio may consist of securities of foreign issuers. An investment in such a Fund involves some investment risks that are different in some respects from an investment in a fund that invests entirely in securities of domestic issuers. Those investment risks include future political and economic developments and the adoption of withholding taxes, exchange controls or other restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities. In addition, there may be less publicly available information than is available from a domestic issuer and foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In addition, earnings and dividends for foreign companies are in non-U.S. currencies. Therefore, the U.S. dollar value of the stock and dividends for these issuers will vary with fluctuations in the U.S. dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the U.S. dollar for many reasons, including supply and demand for the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

     American Depositary Shares and Receipts. Many of the Securities of foreign issuers were purchased in ADR form in the United States. ADRs evidence American Depositary Shares which represent common stock deposited with a custodian in a depositary. American Depositary Shares (ADSs) and receipts therefor (ADRs) are issued by an American bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADSs and ADRs are designed for use in the United States securities markets. For purposes of this Prospectus, the term ADR generally includes ADSs.

     The terms and conditions of depositary facilities may result in less liquidity or lower market prices for ADRs than for the underlying shares. For those Securities that are ADRs, currency fluctuations will also affect the U.S. dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the ADRs and consequently the value of the Securities.

THE S&P 500 INDEX AND THE S&P MIDCAP INDEX

     The S&P 500 Index is composed of 500 selected common stocks, most of which are listed in the New York Stock Exchange. This well-known index, originally consisting of 233 stocks in 1923, was expanded to 500 stocks in 1957 and was restructured in 1976 to a composite consisting of four major industry sectors: industrial, utility, financial and transportation. The four major industry sectors are comprised of eleven regular industry sectors which are further divided into industry groups. The S&P 500 Index contains a variety of stocks which are market-value weighted to represent the overall market. The Index represents approximately 69% of U.S. stock market capitalization. At present, the mean market capitalization of the companies in the S&P 500 Index is approximately $3.346 billion.

     The S&P MidCap Index is composed of 400 selected common stocks; as of the initial date of deposit, 279 were listed on the New York Stock Exchange, 9 were listed on the American Stock Exchange and 112 were quoted on The Nasdaq National Market. The MidCap Index stocks were chosen for market size, liquidity and industry group representation. As of December 31, 1994, industrial stocks accounted for approximately 69.5% of S&P MidCap Index market capitalization, utilities approximately 14.1%, financial stocks approximately 14.6% and transportation stocks approximately 1.8%. The capitalizations of individual companies ranged from about $49 million to over $10,066 million; the mean market capitalization of the companies in the S&P MidCap Index was approximately $1.156 billion.

     The weightings of stocks in the S&P 500 Index and the S&P MidCap Index are primarily based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding.

     Standard and Poor's only relationship to the Portfolios is the licensing of the right to use the S&P 500 Index and the S&P MidCap Index as bases for determining the composition of the Portfolios and to use the related trademarks and tradenames in the name of the Fund and in the Prospectus and related sales literature to the extent that the Sponsors deem appropriate or desirable under Federal and state securities laws and to indicate the source of the Indexes. The Indexes are determined, comprised and calculated without regard to the Funds.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or the S&P MidCap Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the sponsors, the funds, any person or any entity from the use of the S&P index or the S&P MidCap Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use, with respect to the S&P 500 Index or the S&P MidCap Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

LIQUIDITY

     Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Fund may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsors. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Fund, although pending litigation may have a material adverse effect on the value of Securities in the Fund. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals. From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. This type of legislation, if enacted into law, would adversely affect the after-tax return to investors who can take advantage of the deduction. See Taxes.

LIFE OF THE FUND; FUND TERMINATION

     The size and composition of the Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsors once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Portfolio early will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.

     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Trustee will seek to dispose of any Securities remaining in the

Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

HOW TO BUY UNITS

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price, which includes the applicable sales charge -- see Appendix A. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE

     In the secondary market (after the initial offering period), the Public Offering Price is based on the next evaluation of the Securities, and includes a sales charge based (a) on the number of Units of the Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market Sales Charge Schedule in Appendix A). To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust or single fiduciary account is also considered a single purchaser.

     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at a reduced initial sales charge of not less than $5.00 per 1,000 Units.

     S&P 500 TRUST 2 AND S&P MIDCAP TRUST. The graduated sales charges shown in Appendix A will apply on all purchases on any one day (with credit given for previously purchased Units as described below under Right of Accumulation) by a single purchaser of Units in one or both Trusts of this Fund only in the amounts stated. For this purpose purchases will not be aggregated with concurrent purchases of any other unit trusts sponsored by the Sponsors. However, Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. To qualify for the reduced sales charge and concession applicable to quantity purchases, the dealer must confirm that the sale is to a single purchaser. The sales charge is lower than sales charges on many other equity investments.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase Units of either Trust at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of Units of both Trusts. To be eligible either for this right of accumulation or the reduced sales charge applicable to purchases of both Trusts on the same day, the purchaser or the purchaser's securities dealer must notify the Sponsors at the time of purchase that such purchase qualifies under this accumulation provision and supply sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. These reduced sales charge provisions may be amended or terminated at any time without notice.

EVALUATIONS

     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsors nor the Trustee guarantee the enforceability, marketability or price of any Securities.

CERTIFICATES

     Certificates for Units may be issued for certain Funds upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Sell Units--Trustee's Redemption of Units). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs. Units of certain Funds identified in Part A of the Prospectus must be held in uncertificated form.

HOW TO SELL UNITS

SPONSORS' MARKET FOR UNITS

     You can sell your Units at any time without a fee. The Sponsors (although not obligated to do so) will normally buy any Units offered for sale at the repurchase price next computed after receipt of the order. The Sponsors have maintained secondary markets in Defined Asset Funds for the last 25 years. Primarily because of the sales charge and fluctuations in the market value of the Securities, the sale price may be less than the cost of your Units. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue this market without prior notice if the supply of Units exceeds demand or for other business reasons. The Sponsors may reoffer or redeem Units repurchased.

TRUSTEE'S REDEMPTION OF UNITS

     You may redeem your Units by sending the Trustee a redemption request. Signatures must be guaranteed by an eligible institution. In certain instances, additional documents may be required such as a certificate of death, trust instrument, certificate of corporate authority or appointment as executor, administrator or guardian. If the Sponsors are maintaining a market for Units, they will purchase any Units tendered at the repurchase price described above. If they do not purchase Units tendered, the Trustee is authorized in its discretion to sell Units in the over-the-counter market if it believes it will obtain a higher net price for the redeeming investor.

     By the seventh calendar day after tender you will be mailed an amount equal to the Redemption Price per Unit. Because of market movements or changes in the Portfolio, this price may be more or less than the cost of your Units. The Redemption Price per Unit is computed each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to redeem Units, for purchase of Securities or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and will also reduce the size and diversity of the Fund.

     Redemptions may be suspended or payment postponed if the New York Stock Exchange is closed other than for customary weekend and holiday closings, if the SEC determines that trading on that Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable, or for any other period permitted by the SEC.

     REDEMPTION IN KIND--CONCEPT SERIES, INCOME GROWTH FUND, REAL ESTATE INCOME FUND, SECOND EXCHANGE SERIES--AT&T SHARES. You may request distribution in kind from the Trustee instead of cash redemption, provided that you are tendering Units with a required minimum value. By the seventh calendar day after tender, an amount and value of Securities per Unit, together with a pro rata portion of the cash balance in the Fund, equal to the Redemption Price per Unit, will be paid over to the Trustee, as distribution agent, and either held for your account or disposed of in accordance with your instructions. Any brokerage commissions on sales of

Securities in connection with in-kind redemptions will be borne by you. The Sponsors may modify or terminate this redemption in kind option at any time without notice to investors.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME AND DISTRIBUTIONS

     The net annual income per Unit will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared or paid.

     Each Unit receives an equal share of monthly or quarterly distributions of dividend income. Because dividends on the Securities are not received at a constant rate throughout the year, any income distribution may be more or less than the amount then credited to the Income Account. Dividends payable to the Fund are credited to an Income Account, as of the date on which the Fund is entitled to receive the dividends, and other receipts are credited to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund. Funds held by the Trustee in the various accounts do not bear interest.

     UTILITY STOCK SERIES, SECOND EXCHANGE SERIES--AT&T SHARES, REAL ESTATE INCOME FUND, INCOME GROWTH FUND. Subject to the Reinvestment Plan, the Monthly Income Distribution for each investor shall consist of an amount, computed monthly by the Trustee, substantially equal to one-twelfth of the investor's pro rata share of the estimated annual income to the Income Account, after deducting estimated expenses.

     ALL OTHER FUNDS: Unless otherwise indicated in Part A, dividend income received by the Fund and available for distribution and the distributable balance in the Capital Account (other than capital gains) as of any particular record day will be distributed on or shortly after the related distribution day to the holders of record on that record day.

     There is no assurance that actual distributions will be made since all dividends received may be used to pay expenses. An amount equal to any capital gain net income (i.e. the excess of capital gains over capital losses) recognized by the Fund in any taxable year will generally be distributed shortly after the end of the year. In order to meet certain tax requirements a Fund may make a special distribution of income, including capital gains, to holders of record as of a date in December. Proceeds received from the disposition of any of the Securities which are not used to make the distribution of capital gain net income, for redemption of Units or reinvested in additional Securities will be held in the Capital Account to be distributed on the next succeeding distribution day.

REINVESTMENT PLAN -- UTILITY STOCK SERIES, INCOME GROWTH FUND, CONCEPT SERIES, SECOND EXCHANGE SERIES -- AT&T SHARES AND S&P INDEX TRUSTS.

     Income and principal distributions on Units may be reinvested by participating in the Fund's reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsors or new Units created by the Sponsors' deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Purchases made pursuant to the Reinvestment Plan will be made without sales charge at the net asset value for Units of the Fund. Under the Reinvestment Plan, the Fund will pay the distributions to the Trustee which in turn will purchase for the investor full and fractional Units of the Fund at the price determined as of the close of business on the distribution day and will add the Units to the investor's account and send the investor an account statement reflecting the reinvestment. The Sponsors reserve the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution to determine whether they may participate in the reinvestment plan.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsors receive an annual fee of a maximum of $0.35 per 1,000 Units to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Equity Income Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund. The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

     Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

     S&P Index Trusts. The Trusts have entered into license agreements with Standard & Poor's that permit the Trusts to use the trademarks and tradenames 'S&P 500', 'S&P MidCap 400 Index' and other trademarks and tradenames, to the extent the Sponsors deem appropriate and desirable under federal and state securities laws to indicate the source of the Indices as a basis for determining the composition of the Fund's investment portfolios. As consideration for the grant of the license, each Portfolio will pay to Standard & Poor's Corporation an annual fee equal to .02% of the average net asset value of the Portfolio (or, if greater, $10,000). In addition, the Fund will pay approximately $45,000 per year for access to independent computer services that track the S&P 500 Index and the S&P MidCap Index. Computer expenses will be divided between the Trusts in proportion to their respective assets during the relevant period.

TAXES

TAXATION OF THE FUND--EXCEPT FOR SECOND EXCHANGE SERIES--AT&T SHARES (SEE PROSPECTUS PART A).

     The Fund intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Section 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Fund qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income without regard to its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on any portion of its taxable income (including any net capital gain) distributed to investors in a timely manner. In addition, the Fund will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Fund will not be subject to Federal income tax or the excise tax because the Indenture requires the distribution of the Fund's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Fund's taxable income (including any net capital gain) for a taxable year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by investors during the calendar year.

DISTRIBUTIONS

     Distribution to investors of the Fund's dividend income and net short-term capital gain in any year will be taxable as ordinary income to investors to the extent of the Fund's taxable income (without regard to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Fund's dividend income and net short-term capital gain will be taxable as ordinary income to investors.

     Distribution of the Fund's net capital gain (designated as capital gain dividends by the Fund) will be taxable to investors as long-term capital gain, regardless of the length of time the Units have been held by an investor. An investor will recognize a taxable gain or loss if the investor sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will be a capital gain or loss, except in the case of a dealer in securities. Capital gains are currently taxed at the same rate as ordinary income, however, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Fund. The deduction of capital losses is subject to limitations.

     A distribution of Securities to an investor upon redemption of his Units will be a taxable event to such investor, and that investor will recognize taxable gain or loss upon such distribution (equal to the difference between such an investor's tax basis in his Units and the fair market value of Securities received in redemption), which will be capital gain or loss except in the case of a dealer in securities. Investors should consult their own tax advisers in this regard.

     Distributions that are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes. To the extent that distributions are appropriately designated by the Fund and are attributable to dividends received by the Fund from domestic issuers with respect to whose Securities the Fund satisfies the requirements for the dividends-received deduction, such distributions will be eligible for the dividends-received deduction for corporations (other than corporations such as 'S' corporations which are not eligible for such deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax). The dividends-received deduction generally is currently 70%. However, Congress from time to time considers proposals to reduce the rate, and enactment of such a proposal would adversely affect the after-tax return to investors who can take advantage of the deduction. Investors are urged to consult their own tax advisers.

     Sections 246 and 246A of the Code contain additional limitations on the eligibility of dividends for the corporate dividends-received deduction. Depending upon the corporate investor's circumstances (including whether it has a 45-day holding period for its Units and whether its Units are debt financed), these limitations may be applicable to dividends received by an investor from the Fund which would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, investors should consult their own tax advisers in this regard. A corporate investor should be aware that the receipt of dividend income for which the dividends-received deduction is available may give rise to an alternative minimum tax liability (or increase an existing liability) because the dividend income will be included in the corporation's 'adjusted current earnings' for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code.

     Dividends received by the Fund from foreign issuers will in most cases be subject to foreign withholding taxes. The Fund will not be eligible for, and therefore does not expect to make, an election that would enable investors to credit foreign withholding taxes against their federal income tax liability on distributions by the Fund.

     Investors will be taxed in the manner described above regardless of whether distributions from the Fund are actually received by the investor or are reinvested pursuant to a Reinvestment Plan.

     The Federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service. The foregoing discussion relates only to the Federal income tax status of the Fund and to the tax treatment of distributions by the Fund to U.S. investors. Investors that are not United States citizens or residents should be aware that distributions from the Fund will generally be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether investment in the Fund is appropriate. Distributions may also be subject to state and local taxation and investors should consult their own tax advisers in this regard.

RETIREMENT PLANS

     Equity Income Funds may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($2,250 in a spousal account).

     Individual Retirement Account--IRA, Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($2,250 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filing a separate return). Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to the distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. Following the termination of the Fund, the Trustee sends each investor of record a statement summarizing transactions in the Fund's accounts including amounts distributed from them, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding at termination and stating the Redemption Price at termination, and the fees and expenses paid by the Fund, among other matters. Fund accounts may be audited by independent accountants selected by the Sponsors and any report of the accountants will be available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law (under Massachusetts law for certain Funds) by a Trust Indenture among the Sponsors and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limitingthe liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, and Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

PUBLIC DISTRIBUTION

     During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above or to selected dealers who are members of the National Association of Securities Dealers, Inc. at a concession not in excess of the maximum sales charge. The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc..

The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges; each Underwriters' interest in the Underwriting Account will depend on the number of Units acquired through the issuance of additional Units. The Sponsors also realize a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Fund (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsors plus commissions payable by the Sponsors. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

PERFORMANCE INFORMATION

     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of dividends and capital gains reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Holders. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

     Past performance of any series may not be indicative of results of future series. Fund performance may be compared to the performance of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, the S&P MidCap 400 Index, or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. Performance of the Stocks may be compared in sales literature to performance of the S&P 500 Stock Price Composite Index, to which may be added by year various national and international political and economic events, and certain milestones in price and market indicators and in offerings of Defined Asset Funds. This performance may also be compared for various periods with an investment in short-term U.S. Treasury securities; however, the investor should bear in mind that Treasury securities are fixed income obligations, having the highest credit characterisitics, while the Stocks involve greater risk because they have no maturities, and income thereon is subject to the financial condition of, and declaration by, the issuers.

DEFINED ASSET FUNDS

     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION

     You may be able to exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge or to any remaining deferred sales charge, as applicable. To make an exchange, you should contact your financial professional to find out what suitable exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of Part A of this Prospectus, investors will receive without charge supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Fund.

                                   APPENDIX A
                     SECONDARY MARKET SALES CHARGE SCHEDULE
                              UTILITY STOCK SERIES

                                                                                        SALES CHARGE
                                                                         (GROSS UNDERWRITING PROFIT)
                                                                      ----------------------------------
                                                                      AS PERCENT OF      AS PERCENT OF    DEALER CONCESSION AS
                                                                      PUBLIC OFFERING      NET AMOUNT     PERCENT OF PUBLIC
     AMOUNT PURCHASED                                                         PRICE          INVESTED       OFFERING PRICE
--------------------------------------------------------------------  -----------------  ---------------  -----------------------
Less than $250,000..................................................           4.50%            4.712%               2.925%
$250,000-$499,000...................................................           3.75             3.896                2.438
$500,000-$749,000...................................................           2.50             2.564                1.625
$750,000-$999,000...................................................           2.00             2.041                1.300
$1,000,000 or more..................................................           1.50             1.523                0.975

                       S&P 500 TRUST 2, S&P MIDCAP TRUST

Less than $25,000...................................................           2.25%            2.302%               1.463%
$25,000-$49,999.....................................................           2.00             2.041                1.300
$50,000-$74,999.....................................................           1.75             1.781                1.138
$75,000-$99,999.....................................................           1.50             1.523                0.975
$100,000-$249,999...................................................           1.25             1.266                0.813
$250,000 or more....................................................           1.00             1.010                0.650

                         INCOME GROWTH FUND 1993 SERIES
The sales charge consists of an initial portion and a deferred portion, the total of which may equal a maximum of approximately 5.50% of the Public Offering Price or 5.820% of the aggregate value of Securities, although these percentages will vary should Units be purchased at a public offering price other than that set forth on page A-3. For example, if you acquire Units for $1,050 (including an initial sales charge of $15.75) and hold the Units until the termination of the Fund, you will pay a total sales charge of $55.75 or 5.31% of the acquisition price on those Units. At an acquisition price of $950 (including an initial sales charge of $14.25), you would pay a total sales charge of $54.25 or 5.71% of the acquisition price. The initial portion of the sales charge is equal to 1.50% of the Public Offering Price (1.523% of the aggregate value of Securities) and the deferred portion of the sales charge is $10.00 per 1,000 Units payable by the Fund on behalf of investors out of net asset value of the Fund on each Deferred Charge Payment Date through 1997. If you sell or redeem Units before a Deferred Charge Payment Date, no future deferred sales charges will be collected from you; this will have the effect of reducing the rate of sales charge.
  CONCEPT SERIES: BLUE CHIP STOCK SERIES, REAL ESTATE INCOME FUND, HEALTH CARE
                                    TRUST II
The sales charge consists of an initial portion and a deferred portion, the total of which may equal a maximum of approximately 5.35% of the Public Offering Price or 5.501% of the net asset value of the Fund over its expected four-year life. The initial portion of the sales charge is equal to 2.75% of the Public Offering Price (2.828%) of the net amount invested in the Securities) and the deferred portion of the sales charge is $1.625 per 1,000 Units ($6.50 per year) payable by the Fund on behalf of investors out of net asset value of the Fund on each quarterly Deferred Charge Payment Date until the Fund terminates. If you sell or redeem Units before a Deferred Charge Payment Date, all future deductions of deferred sales charges with respect to you will be waived; this will have the effect of reducing your rate of sales charge.

     The initial portion of the sales charge is reduced on a graduated scale for sales to any purchaser of at least $250,000 of Units and will be applied on whichever basis is more favorable to the purchaser.

                                                                                        SALES CHARGE
                                                                         (GROSS UNDERWRITING PROFIT)
                                                                      ----------------------------------
                                                                      AS PERCENT OF      AS PERCENT OF    DEALER CONCESSION AS
                                                                      PUBLIC OFFERING      NET AMOUNT     PERCENT OF PUBLIC
     AMOUNT PURCHASED                                                         PRICE          INVESTED       OFFERING PRICE
--------------------------------------------------------------------  -----------------  ---------------  -----------------------
Less than $250,000..................................................           2.75%            2.828%               1.788%
$250,000-$499,000...................................................           2.25             2.302                1.463
$500,000-$749,000...................................................           1.75             1.781                1.138
$750,000-$999,000...................................................           1.25             1.266                0.813
$1,000,000 or more..................................................           1.00             1.010                0.650

                      SECOND EXCHANGE SERIES--AT&T SHARES

     The sales charge for Units of this Trust is 2.25% (2.302% of net amount invested). There is no reduction for quantity purchases of Units.
         CONCEPT SERIES: TELECOMMUNICATIONS TRUST 1, TELE-GLOBAL TRUST,
                              NATURAL GAS TRUST 2
The sales charge for Units of these Trusts is 2.00% (2.041% of net amount invested). There is no reduction for quantity purchases of Units.
                   CONCEPT SERIES: FOOD FUND, NORTHWEST TRUST
The sales charge for Units of this Trust is 1.50% (1.523% of net amount invested). There is no reduction for quantity purchases of Units.

                                                                    14101--12/95

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                       EQUITY INVESTOR FUND INDEX SERIES
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF PART A OF THE PROSPECTUS.

                                     INDEX

                                                       PAGE
                                                      -----
     FUND DESCRIPTION.................................    1
     RISK FACTORS.....................................    2
     HOW TO BUY UNITS.................................    4
     HOW TO REDEEM OR SELL UNITS......................    5
     INCOME, DISTRIBUTIONS AND REINVESTMENT...........    6
     FUND EXPENSES....................................    7
     TAXES............................................    8
     RECORDS AND REPORTS..............................    9
     TRUST INDENTURE..................................    9
     MISCELLANEOUS....................................   10
     EXCHANGE OPTION..................................   12
     SUPPLEMENTAL INFORMATION.........................   12


FUND DESCRIPTION

PORTFOLIO SELECTION

     The Fund is designed to produce investment results that generally correspond to the price and yield performance of the common stocks represented by the related S&P Index. As a result, the Portfolio of each Trust will at any time consist of as many of the Index Stocks as is feasible. Each Trust will at all times be invested in no less than 95% of the Index Stocks. Although, at any time, a Trust may fail to own certain of the Index Stocks, each Trust will be substantially totally invested in Index Stocks and the Sponsors expect to maintain a theoretical correlation of between .97 and .99 between the investment performance of the relevant Index and that derived from ownership of Units. Adjustments will be made in accordance with the computer program output to bring the weightings of the Securities more closely into line with their weightings in the relevant Index as each Trust invests in new Securities in connection with the creation of new Units, as companies are dropped from or added to either Index or as Securities are sold to meet redemptions. These adjustments will be made on the business day following the relevant transaction in accordance with computer program output showing which Securities are under-or over-represented in each Portfolio. Adjustments may also be made at other times to bring either Portfolio into line with the applicable Index. The proceeds from any such sale will be invested in those Index Stocks which the computer program output indicates are most under-represented.

     The Sponsors anticipate that the selection of any additional Index Stocks deposited or purchased in connection with the creation of additional Units of a Trust will be those stocks which are most under-represented in the Portfolio based upon the computer program output and the applicable Index as of the date prior to the date of such subsequent deposit or purchase. Securities sold in order to meet redemptions will be those stocks which are most over-represented in the Portfolio based upon the computer program output and the applicable Index as of the date prior to the date of such sale.

     Finally, from time to time adjustments may be made in either Portfolio because of changes in the composition of the applicable Index. Based on past history, it is anticipated that most such changes will occur as a result of merger or acquisition activity. In such cases, the Fund, as shareholder of a company which is the object of such merger or acquisition activity, will presumably receive various offers from would-be acquirors of the company. The Trustees will not be permitted to accept any such offers until such time as the company has been deleted from the applicable Index. Since, in most cases, a company is removed from an Index only after the consummation of a merger or acquisition of the company, it is anticipated that the Fund will generally acquire, in exchange for the stock of the deleted company, whatever consideration is being offered to shareholders of that company who have not tendered their shares prior to such time. Any cash received in such transactions will be reinvested in the most under-represented Index Stocks. Any securities received as a part of the consideration which are not included in the relevant Index will be sold as soon as practicable and reinvested in the most under-represented Index Stocks.

     In attempting to duplicate the proportionate relationships represented by the S&P 500 Index and the S&P MidCap Index the Sponsors do not anticipate purchasing or selling shares in quantities of less than round lots. In addition, certain Index Stocks may at times not be available in the quantities in which the computer program specifies that they be purchased. For these reasons, among others, precise duplication of this proportionate relationship may not ever be possible but nevertheless will continue to be the goal in connection with all acquisitions or dispositions of Securities (see Administration of the Fund--Portfolio Supervision). As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in a Portfolio and will vote such stocks in accordance with the instructions of the Sponsors except that, if the Trustee holds any of the common stocks of Merrill Lynch & Co., Inc., Prudential Insurance Company of America (the parent of Prudential Securities Incorporated) or The Travelers Inc. (as long as it remains the parent of Smith Barney Inc.) or any other common stock of companies which are affiliates of the Sponsors, the Trustee will vote such stock in the same proportionate relationship as all other shares of such companies are voted.

     The yield and price of stocks of the type deposited in the Fund are dependent on a variety of factors, including money market conditions, general conditions of the corporate bond and equity markets, size of a particular offering and capital structure of the issuer. While it may not be likely that dividends on any stocks would be omitted, of course no assurances can be given since earnings available for dividends, regardless of the size of the company, are subject to numerous events which are often beyond the issuer's control. Because each Defined Asset Fund is a preselected portfolio, you know the securities before you invest. Of course, the Portfolio will change somewhat over time, as Securities are purchased upon creation of additional Units, as securities are sold to meet Unit redemptions or in other limited circumstances.

PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsors may instruct the Trustee to tender or sell the Security in the open market when in its opinion it is in the best interests of investors to do so. Although the Portfolio is not actively managed, it is regularly reviewed and evaluated and Securities can be sold in case of certain adverse developments concerning a Security including the adverse financial condition of the issuer, the institution of legal proceedings against the issuer, a decline in the price or the occurrence of other market or credit factors that might otherwise make retention of the Security detrimental to the interest of investors or if the disposition of these Securities is necessary in order to enable the Fund to make distributions of the Fund's capital gain net income or desirable in order to maintain the qualification of the Fund as a regulated investment company under the Internal Revenue Code. Securities can also be sold to meet redemption of Units; the Sponsors are also authorized to direct the reinvestment of the proceeds of the sale of Securities, as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed, in additional Securities.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. In addition, holders of common stocks have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsors cannot predict the direction or scope of any of these factors.

THE S&P 500 INDEX AND THE S&P MIDCAP INDEX

     The S&P 500 Index is composed of 500 selected common stocks, most of which are listed in the New York Stock Exchange. This well-known index, originally consisting of 233 stocks in 1923, was expanded to 500 stocks in 1957 and was restructured in 1976 to a composite consisting of four major industry sectors: industrial, utility, financial and transportation. The four major industry sectors are comprised of eleven regular industry sectors which are further divided into industry groups. The S&P 500 Index contains a variety of stocks which are market-value weighted to represent the overall market. The Index represents approximately 70% of U.S. stock market capitalization. As of December 31, 1996, the mean market capitalization of the companies in the S&P 500 Index is approximately $11,251 million.

     The S&P MidCap Index is composed of 400 selected common stocks; as of
December 31, 1997,     were listed on the New York Stock Exchange, seven were
listed on the American Stock Exchange and 101 were quoted on The Nasdaq National Market. The MidCap Index stocks were chosen for market size, liquidity and industry group representation. As of December 31, 1997, industrial stocks
accounted for approximately     % of S&P MidCap Index market capitalization,
utilities approximately     %, financial stocks approximately     % and
transportation stocks approximately    %. The capitalizations of individual
companies ranged from about $
million to over $      million; the mean market capitalization of the companies
in the S&P MidCap Index was approximately $      million.

     The weightings of stocks in the S&P 500 Index and the S&P MidCap Index are primarily based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding.

     Standard and Poor's only relationship to the Portfolios is the licensing of the right to use the S&P 500 Index and the S&P MidCap Index as bases for determining the composition of the Portfolios and to use the related trademarks and tradenames in the name of the Fund and in the Prospectus and related sales literature to the extent that the Sponsors deem appropriate or desirable under Federal and state securities laws and to indicate the source of the Indexes. The Indexes are determined, comprised and calculated without regard to the Funds.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or the S&P MidCap Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the sponsors, the funds, any person or any entity from the use of the S&P index or the S&P MidCap Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use, with respect to the S&P 500 Index or the S&P MidCap Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

LIQUIDITY

     Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Fund may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsors. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Fund, although pending litigation may have a material adverse effect on the value of Securities in the Fund. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals. From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. This type of legislation, if enacted into law, would adversely affect the after-tax return to investors who can take advantage of the deduction. See Taxes.

LIFE OF THE FUND; FUND TERMINATION

     The size and composition of the Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsors once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Portfolio early will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.

     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Trustee will seek to dispose of any Securities remaining in the Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

HOW TO BUY UNITS

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price, which includes the applicable sales charge -- see Appendix A. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE

     The Public Offering Price is based on the next evaluation of the Securities and includes a sales charge based on the amount on the same day by a single purchaser.


                                                            SALES CHARGE
                                             (GROSS UNDERWRITING PROFIT)
                                            --------------------------------
                                            AS PERCENT OF      AS PERCENT OF
                                            PUBLIC OFFERING     NET AMOUNT
     AMOUNT PURCHASED                               PRICE         INVESTED
------------------------------------------  -----------------  -------------
Less than $25,000.........................           2.25%           2.302%
$25,000-$49,999...........................           2.00            2.041
$50,000-$74,999...........................           1.75            1.781
$75,000-$99,999...........................           1.50            1.523
$100,000-$249,999.........................           1.25            1.266
$250,000-$999,999.........................           1.00            1.010
$1,000,000-$4,999,999.....................           0.75            0.756
$5,000,000 or more........................           0.50            0.503


The concession to dealers is 65% of the effective sales charge.

     To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust or single fiduciary account is also considered a single purchaser.

     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at a reduced initial sales charge of not less than $5.00 per 1,000 Units.

     The graduated sales charges shown in Appendix A will apply on all purchases on any one day (with credit given for previously purchased Units as described below under Right of Accumulation) by a single purchaser of Units in one or both Trusts of this Fund only in the amounts stated. For this purpose purchases will not be aggregated with concurrent purchases of any other unit trusts sponsored by the Sponsors. However, Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. To qualify for the reduced sales charge and concession applicable to quantity purchases, the dealer must confirm that the sale is to a single purchaser. The sales charge is lower than sales charges on many other equity investments.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase Units of either Trust at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of Units of both Trusts. To be eligible either for this right of accumulation or the reduced sales charge applicable to purchases of both Trusts on the same day, the purchaser or the purchaser's securities dealer must notify the Sponsors at the time of purchase that such purchase qualifies under this accumulation provision and supply sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. These reduced sales charge provisions may be amended or terminated at any time without notice.

EVALUATIONS

     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsors nor the Trustee guarantee the enforceability, marketability or price of any Securities.

CERTIFICATES

     Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Redeem or Sell Units below). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.

HOW TO REDEEM OR SELL UNITS

     You can redeem your Units at any time for net asset value. In addition, the Sponsors have maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at net asset value. The following describes these two methods to redeem or sell Units in greater detail.

REDEEMING UNITS

     You can always redeem your Units directly with the Trustee for net asset value. This can be done by sending the Trustee a redemption request together with any Unit certificates you hold, which must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

     Within seven days after the Trustee's receipt of your request (and any necessary documents), a check will be mailed to you in an amount equal to the net asset value of your Units. Because of the sales charge, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses and any remaining Deferred Sales Charges, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units. After the initial offering period, the repurchase and cash redemption prices will be reduced to reflect the cost to the Fund of liquidating Securities to meet the redemption.

     As long as the Sponsors are maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsors for net asset value. If the Sponsors are not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Fund. If Securities are being sold during a time when additional Units are being created by the purchase of additional Securities (as described under Portfolio Selection), Securities will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security in the Portfolio.

     Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable or (iii) for any other period permitted by SEC order.

SPONSORS' SECONDARY MARKET FOR UNITS

     The Sponsors, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of the sales charge, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. The Sponsors may resell the Units to other buyers or redeem the Units by tendering them to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue the secondary market for Units without prior notice if the supply of Units exceeds demand or for other business reasons. Regardless of whether the Sponsors maintain a secondary market, you have the right to redeem your Units for net asset value with the Trustee at any time, as described above.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME AND DISTRIBUTIONS

     The net annual income per Unit will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared or paid.

     Each Unit receives an equal share of monthly distributions of dividend income. Because dividends on the Securities are not received at a constant rate throughout the year, any income distribution may be more or less than the amount then credited to the Income Account. Dividends payable to the Fund are credited to an Income Account, as of the date on which the Fund is entitled to receive the dividends, and other receipts are credited to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund. Funds held by the Trustee in the various accounts do not bear interest.

     Dividend income received by the Fund and available for distribution and the distributable balance in the Capital Account (other than capital gains) as of any particular record day will be distributed on or shortly after the related distribution day to the holders of record on that record day.

     There is no assurance that actual distributions will be made since all dividends received may be used to pay expenses. An amount equal to any capital gain net income (i.e. the excess of capital gains over capital losses) recognized by the Fund in any taxable year will generally be distributed shortly after the end of the year. In order to meet certain tax requirements a Fund may make a special distribution of income, including capital gains, to holders of record as of a date in December. Proceeds received from the disposition of any of the Securities which are not used to make the distribution of capital gain net income, for redemption of Units or reinvested in additional Securities will be held in the Capital Account to be distributed on the next succeeding distribution day.

REINVESTMENT PLAN

     Income and principal distributions on Units may be reinvested by participating in the Fund's reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsors or new Units created by the Sponsors' deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Purchases made pursuant to the Reinvestment Plan will be made without sales charge at the net asset value for Units of the Fund. Under the Reinvestment Plan, the Fund will pay the distributions to the Trustee which in turn will purchase for the investor full and fractional Units of the Fund at the price determined as of the close of business on the distribution day and will add the Units to the investor's account and send the investor an account statement reflecting the reinvestment. The Sponsors reserve the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution to determine whether they may participate in the reinvestment plan.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsors receive an annual fee currently estimated at $0.28 per 1,000 Units to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Equity Investor Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund. The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

     Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

     The Trusts have entered into license agreements with Standard & Poor's that permit the Trusts to use the trademarks and tradenames 'S&P 500', 'S&P MidCap 400 Index' and other trademarks and tradenames, to the extent the Sponsors deem appropriate and desirable under federal and state securities laws to indicate the source of the Indices as a basis for determining the composition of the Fund's investment portfolios. As consideration for the grant of the license, each Portfolio will pay to Standard & Poor's Corporation an annual fee equal to
 .02% of the average net asset value of the Portfolio (or, if greater, $10,000). In addition, the Fund will pay approximately $45,000 per year for access to independent computer services that track the S&P 500 Index and the S&P MidCap Index. Computer expenses will be divided between the Trusts in proportion to their respective assets during the relevant period.

TAXES

TAXATION OF THE FUND

     Each Trust intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If a Trust qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income, excluding its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on any portion of its taxable income (including any net capital gain) distributed to investors in a timely manner. In addition, a Trust will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that a Trust will not be subject to Federal income tax or the excise tax, because the Indenture requires the distribution of the Trust's taxable income (including any net capital gain) in a timely manner. Although all or a portion of a Trust's taxable income (including any net capital gain) for any calendar year may be distributed shortly after the end of that calendar year, such a distribution will be treated for Federal income tax purposes as having been received by investors during the calendar year.

DISTRIBUTIONS

     Distributions of a Trust's net capital gain (designated as capital gain dividends by the Trust) will be taxable to investors as long-term capital gain, regardless of the time the investor has held his Units. Distributions to investors of a Trust's dividend income and net short-term capital gain in any year will be taxable as ordinary income to investors to the extent of the Trust's taxable income (other than taxable income attributable to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of a Trust's dividend income and net short-term capital gain will be taxable as ordinary income to investors.

     An investor will generally recognize capital gain or loss when the investor sells or redeems his Units. Capital gains are currently taxed at the same rate as ordinary income, however, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain individuals and other noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Trust. The deduction of capital losses is subject to limitations.

Distributions that are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes. To the extent that distributions are appropriately designated by a Trust and are attributable to dividends received by the Trust from domestic issuers with respect to whose Securities the Trust satisfies the requirements for the dividends-received deduction, such distributions will be eligible for the 70% dividends-received deduction for certain corporate investors. Depending upon the particular corporate investors circumstances, limitations on the availability of the dividends-received deduction may be applicable. Further, Congress from time to time considers proposals that would adversely affect the after-tax return to investors that can take advantage of the deduction. For example,
     Investors are urged to consult their own tax advisers in this regard.

     Dividends received by a Trust from foreign issuers will in most cases be subject to foreign withholding taxes. The Trust will not be eligible for, and therefore does not expect to make, an election that would enable investors to credit foreign withholding taxes against their federal income tax liability on distributions by the Trust.

     Investors will be taxed in the manner described above regardless of whether distributions from the Fund are actually received by the investor or are reinvested pursuant to the Reinvestment Plan. The Federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service.

     The foregoing discussion relates only to the Federal income tax status of the Trust and to the tax treatment of distributions by the Trust to U.S. investors. Investors that are not United States citizens or residents should be aware that distributions from the Trust will generally be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether investment in a Trust is appropriate. Distributions may also be subject to state and local taxation and investors should consult their own tax advisers in this regard.

RETIREMENT PLANS

     Equity Income Funds may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($4,000 in a spousal account).

     Individual Retirement Account--IRA, Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($4,000 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filing a separate return). Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to the distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. Following the termination of the Fund, the Trustee sends each investor of record a statement summarizing transactions in the Fund's accounts including amounts distributed from them, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding at termination and stating the Redemption Price at termination, and the fees and expenses paid by the Fund, among other matters. Fund accounts may be audited by independent accountants selected by the Sponsors and any report of the accountants will be available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limitingthe liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch & Co., Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America; Dean Witter Reynolds, Inc., a principal operating subsidiary of Morgan Stanley, Dean Witter, Discover & Co. and PaineWebber Incorporated, a wholly owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

                                 INSERT RIDER X

PUBLIC DISTRIBUTION

     During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above or to selected dealers who are members of the National Association of Securities Dealers, Inc. at a concession not in excess of the maximum sales charge. The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges; each Underwriters' interest in the Underwriting Account will depend on the number of Units acquired through the issuance of additional Units. The Sponsors also realize a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Fund (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsors plus commissions payable by the Sponsors. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

PERFORMANCE INFORMATION

     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of dividends and capital gains reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Holders. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

     Past performance of any series may not be indicative of results of future series. Fund performance may be compared to the performance of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, the S&P MidCap 400 Index, or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. Performance of the Stocks may be compared in sales literature to performance of the S&P 500 Stock Price Composite Index, to which may be added by year various national and international political and economic events, and certain milestones in price and market indicators and in offerings of Defined Asset Funds. This performance may also be compared for various periods with an investment in short-term U.S. Treasury securities; however, the investor should bear in mind that Treasury securities are fixed income obligations, having the highest credit characterisitics, while the Stocks involve greater risk because they have no maturities, and income thereon is subject to the financial condition of, and declaration by, the issuers.

DEFINED ASSET FUNDS

     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION

     You may be able to exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge or to any remaining deferred sales charge, as applicable. To make an exchange, you should contact your financial professional to find out what suitable exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. An exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive without charge supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Fund.

                             Defined
                             Asset FundsSM

SPONSORS:                          EQUITY INVESTOR FUND
Merrill Lynch,                     INDEX SERIES,
Pierce, Fenner & Smith IncorporatedS&P 500 TRUST 2
Defined Asset Funds                S&P MIDCAP TRUST
P.O. Box 9051
Princeton, NJ 08543-9051           PROSPECTUS PART A
(609) 282-8500                     This Prospectus does not contain all of the
Smith Barney Inc.                  information with respect to the investment
Unit Trust Department              company set forth in its registration
388 Greenwich Street--23rd Floor   statement and exhibits relating thereto which
New York, NY 10013                 have been filed with the Securities and
(212) 816-4000                     Exchange Commission, Washington, D.C. under
Prudential Securities Incorporated the Securities Act of 1933 and the Investment
One New York Plaza                 Company Act of 1940, and to which reference
New York, NY 10292                 is hereby made. Copies of filed material can
(212) 778-6164                     be obtained from the Public Reference Section
Dean Witter Reynolds Inc.          of the Commission, 450 Fifth Street, N.W.,
Two World Trade Center--59th Floor Washington, D.C. 20549 at prescribed rates.
New York, NY 10048                 The Commission also maintains a Web site that
(212) 392-2222                     contains information statements and other
PaineWebber Incorporated           information regarding registrants such as
1200 Harbor Blvd.                  Defined Asset Funds that file electronically
Weehawken, NJ 07087                with the Commission at http://www.sec.gov.
(201) 902-3000                     ------------------------------
TRUSTEE FOR THE S&P 500 TRUST 2:   No person is authorized to give any
The Chase Manhattan Bank           information or to make any representations
Customer Service Retail Department with respect to this investment company not
Bowling Green Station              contained in its registration statement and
P.O. Box 5187                      exhibits relating thereto; and any
New York, NY 10274-5187            information or representation not contained
1-800-323-1508                     therein must not be relied upon as having
TRUSTEE FOR THE S&P MIDCAP TRUST:  been authorized.
The Bank of New York               ------------------------------
Box 974--Wall Street Station       When Units of this Fund are no longer
New York, NY 10268-0974            available this Prospectus may be used as a
1-800-221-7771                     preliminary prospectus for a future series,
                                   and investors should note the following:
                                   Information contained herein is subject to amendment. A registration statement relating to securities of a future series has been filed with the Securities and Exchange
                                   Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.
                                   This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                     14124--04/98

                   DEFINED ASSET FUNDS--EQUITY INVESTOR FUND
                       CONTENTS OF REGISTRATION STATEMENT

     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

     The facing sheet of Form S-6.

     The cross-reference sheet (incorporated by reference to the Cross-Reference Sheet of the Registration Statement of Defined Asset Funds Municipal Insured Series, 1933 Act File No. 33-54565).

     The Prospectus.

     The Signatures.

The following exhibit:

     1.1.1--Form of Standard Terms and Conditions of Trust Effective as of
            October 21, 1993 (incorporated by reference to Exhibit 1.1.1 to the Registration Statement of Municipal Investment Trust Fund, Multi-State Series--48, 1933 Act File No. 33-50247).

     5.1  --Consent of independent accountants.

     9.1 --Information Supplement (incorporated by reference to Exhibit 9.1 to the Registration Statement of Equity Income Fund, Select Ten Portfolio 1996 International Series B (United Kingdom and Japan
         Portfolios), 1933 Act File No. 333-00593).

                   DEFINED ASSET FUNDS--EQUITY INVESTOR FUND
                INDEX SERIES, S&P 500 TRUST 2, S&P MIDCAP TRUST

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, DEFINED ASSET FUNDS--EQUITY INVESTOR FUND, INDEX SERIES, S&P 500 TRUST 2, S&P MIDCAP TRUST (A UNIT INVESTMENT TRUST), CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF NEW YORK AND STATE OF NEW YORK ON THE 16TH DAY OF APRIL, 1998.

             SIGNATURES APPEAR ON PAGES R-3, R-4, R-5, R-6 AND R-7.

     A majority of the members of the Board of Directors of Merrill Lynch, Pierce, Fenner & Smith Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Smith Barney Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Executive Committee of the Board of Directors of PaineWebber Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Prudential Securities Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Dean Witter Reynolds Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Merrill Lynch, Pierce,            have been filed
  Fenner & Smith Incorporated:                                under
                                                              Form SE and the
                                                              following 1933 Act
                                                              File
                                                              Number: 33-43466
                                                              and 33-51607


      HERBERT M. ALLISON, JR.
      BARRY S. FREIDBERG
      EDWARD L. GOLDBERG
      STEPHEN L. HAMMERMAN
      JEROME P. KENNEY
      DAVID H. KOMANSKY
      DANIEL T. NAPOLI
      THOMAS H. PATRICK
      JOHN L. STEFFENS
      ROGER M. VASEY
      ARTHUR H. ZEIKEL
      By DANIEL C. TYLER
       (As authorized signatory for Merrill Lynch, Pierce,
       Fenner & Smith Incorporated and
       Attorney-in-fact for the persons listed above)

                       PRUDENTIAL SECURITIES INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Prudential Securities             have been filed
  Incorporated:                                               under Form SE and
                                                              the following 1933
                                                              Act File Numbers:
                                                              33-41631 and
                                                              333-15919


      ROBERT C. GOLDEN
      ALAN D. HOGAN
      A. LAURENCE NORTON, JR.
      LELAND B. PATON
      VINCENT T. PICA II
      MARTIN PFINSGRAFF
      HARDWICK SIMMONS
      LEE B. SPENCER, JR.
      BRIAN M. STORMS

      By RICHARD R. HOFFMANN
       (As authorized signatory for Prudential Securities
       Incorporated and Attorney-in-fact for the persons listed above)

                               SMITH BARNEY INC.
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Smith Barney Inc.:                have been filed
                                                              under the 1933 Act
                                                              File Numbers:
                                                              33-49753, 33-55073
                                                              and 333-10441


      JAMES DIMON
      DERYCK C. MAUGHAN

      By GINA LEMON
       (As authorized signatory for
       Smith Barney Inc. and
       Attorney-in-fact for the persons listed above)

                           DEAN WITTER REYNOLDS INC.
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under Form SE and the following 1933
  the Board of Directors of Dean Witter     Act File Numbers: 33-17085 and
  Reynolds Inc.:                            333-13039


      RICHARD M. DeMARTINI
      ROBERT J. DWYER
      CHRISTINE A. EDWARDS
      CHARLES A. FIUMEFREDDO
      JAMES F. HIGGINS
      MITCHELL M. MERIN
      STEPHEN R. MILLER
      RICHARD F. POWERS III
      PHILIP J. PURCELL
      THOMAS C. SCHNEIDER
      WILLIAM B. SMITH
      By
       MICHAEL D. BROWNE
       (As authorized signatory for
       Dean Witter Reynolds Inc.
       and Attorney-in-fact for the persons listed above)

                            PAINEWEBBER INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  the Board of Directors of PaineWebber     under
  Incorporated:                             the following 1933 Act File
                                            Number: 2-61279


      MARGO N. ALEXANDER
      TERRY L. ATKINSON
      BRIAN M. BAREFOOT
      STEVEN P. BAUM
      MICHAEL CULP
      REGINA A. DOLAN
      JOSEPH J. GRANO, JR.
      EDWARD M. KERSCHNER
      JAMES P. MacGILVRAY
      DONALD B. MARRON
      ROBERT H. SILVER
      MARK B. SUTTON
      By
       ROBERT E. HOLLEY
       (As authorized signatory for
       PaineWebber Incorporated
       and Attorney-in-fact for the persons listed above)